Please read this Prospectus before investing, and keep it on file for future reference. It sets forth concisely the information about the Fund that you ought to know before investing.

Additional information has been filed with the Securities and Exchange Commission and is contained in a Statement of Additional Information ("SAI") dated March 31, 1998. The SAI is available free upon request to the Fund or Waddell & Reed, Inc., the Fund's underwriter, at the address or telephone number below. The SAI is incorporated by reference into this Prospectus, and you will not be aware of all facts unless you read both this Prospectus and the SAI.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

United Gold & Government Fund, Inc.
Class A Shares

This Fund seeks a high total return through investments in precious metals, minerals-related securities or U.S. Government Securities.

This Prospectus describes one class of shares of the Fund -- Class A Shares.

Prospectus
March 31, 1998

UNITED GOLD & GOVERNMENT FUND, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
800-366-5465

Table of Contents

AN OVERVIEW OF THE FUND.........................................3

EXPENSES........................................................4

FINANCIAL HIGHLIGHTS............................................5

PERFORMANCE.....................................................7
 Explanation of Terms ..........................................7

ABOUT WADDELL & REED............................................8

ABOUT THE INVESTMENT PRINCIPLES OF THE FUND.....................9
 Investment Goal and Principles ................................9
   Risk Considerations ........................................10
 Securities and Investment Practices ..........................11

ABOUT YOUR ACCOUNT.............................................22
 Ways to Set Up Your Account ..................................22
 Buying Shares ................................................23
 Minimum Investments ..........................................25
 Adding to Your Account .......................................26
 Selling Shares ...............................................26
 Shareholder Services .........................................28
   Personal Service ...........................................28
   Reports ....................................................28
   Exchanges ..................................................29
   Automatic Transactions .....................................29
 Distributions and Taxes ......................................29
   Distributions ..............................................29
   Taxes ......................................................30

ABOUT THE MANAGEMENT AND EXPENSES OF THE FUND..................32
 WRIMCO and Its Affiliates ....................................32
 Breakdown of Expenses ........................................33
   Management Fee .............................................33
   Other Expenses .............................................34

An Overview of the Fund

The Fund: This Prospectus describes the Class A shares of United Gold & Government Fund, Inc., an open-end, diversified management investment company.

Goal and Strategies: United Gold & Government Fund, Inc. (the "Fund") seeks a high total return through investments in precious metals, minerals-related securities or U.S. Government Securities. The Fund's portfolio will generally include minerals-related securities and gold, silver and platinum during periods of actual or expected inflation or when the environment for investment in precious metals otherwise appears to be favorable, and U.S. Government Securities during periods of actual or expected disinflation or low inflation. See "About the Investment Principles of the Fund" for further information.

Management: Waddell & Reed Investment Management Company ("WRIMCO") provides investment advice to the Fund and manages the Fund's investments. WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. WRIMCO, Waddell & Reed, Inc. and its predecessors have provided investment management services to registered investment companies since 1940. See "About the Management and Expenses of the Fund" for further information about management fees.

Distributor: Waddell & Reed, Inc. acts as principal underwriter and distributor of the shares of the Fund.

Purchases: You may buy Class A shares of the Fund through Waddell & Reed, Inc. and its account representatives. The price to buy a Class A share of the Fund is the net asset value of a Class A share plus a sales charge. See "About Your Account" for information on how to purchase Class A shares.

Redemptions: You may redeem your shares at net asset value. When you sell your shares, they may be worth more or less than what you paid for them. See "About Your Account" for a description of redemption and reinvestment procedures.

Who May Want to Invest: The Fund is designed for investors who are willing to accept significant risks with the opportunity to participate in potentially high returns. You should consider whether the Fund fits with your particular investment objectives.

Risk Considerations: The Fund is subject to significant risks associated with gold and other minerals-related securities, foreign securities and precious metals. The value of the Fund's investments and the income generated will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments. See "About the Investment Principles of the Fund" for information about the risks associated with the Fund's investments.

Expenses

Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund.

Maximum sales load
  on purchases
  (as a percentage of
  offering price)        5.75%

Maximum sales load
  on reinvested
  dividends               None

Deferred sales load       None

Redemption fees           None

Exchange fee              None

Annual Fund operating expenses (as a percentage of average net assets).

Management fees         0.70%
12b-1 fees1             0.17%
Other expenses          1.24%
Total Fund
  operating expenses    2.11%

Example:  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return2 and (2) redemption at the end of each time period:

 1 year                $ 78
 3 years               $120
 5 years               $164
10 years               $288

     The purpose of this table is to assist you in understanding the various costs and expenses that a shareholder of the Class A shares of the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. For a more complete discussion of certain expenses and fees, see "Breakdown of Expenses."


1It is possible that long-term shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. See "Breakdown of Expenses."
2Use of an assumed annual return of 5% is for illustration purposes only and is not a representation of the Fund's future performance, which may be greater or lesser.

Financial Highlights

     The following information has been audited in conjunction with the annual audits of the Financial Statements of the Fund. Financial Statements for the fiscal year ended December 31, 1997, and the independent auditors' report of Deloitte & Touche LLP thereon, are included in the SAI and should be read in conjunction with the Financial Highlights.

              For a Class A share outstanding throughout each period.*

                                                          For the fiscal year ended December 31,
                               -----------------------------------------------------------------------------------------------
                                1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                                ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Net asset value,
  beginning of period ....     $9.07     $8.75     $8.19     $9.97     $5.70     $6.63     $6.68     $8.66     $7.47     $7.95
                               -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Income from investment
  operations:
  Net investment income ..      0.15      0.06      0.24      0.05      0.04      0.06      0.15      0.11      0.16      0.17
  Net realized and
    unrealized gain
    (loss) on
    investments ..........     (2.20)     0.32      0.56     (1.78)     4.27     (0.93)    (0.05)    (1.97)     1.20     (0.48)
                               -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Total from investment
  operations .............     (2.05)     0.38      0.80     (1.73)     4.31     (0.87)     0.10     (1.86)     1.36     (0.31)
                               -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Less distributions:
  From net investment
    income ...............     (0.15)    (0.06)    (0.24)    (0.05)    (0.04)    (0.06)    (0.15)    (0.12)    (0.17)    (0.17)
  From capital gains .....     (0.00)    (0.00)    (0.00)    (0.00)    (0.00)    (0.00)    (0.00)    (0.00)    (0.00)    (0.00)
                               -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
  Total distributions ....     (0.15)    (0.06)    (0.24)    (0.05)    (0.04)    (0.06)    (0.15)    (0.12)    (0.17)    (0.17)
                               -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Net asset value,
  end of period ..........     $6.87     $9.07     $8.75     $8.19     $9.97     $5.70     $6.63     $6.68     $8.66     $7.47
                               =====     =====     =====     =====     =====     =====     =====     =====     =====     =====
Total return** ...........    -22.68      4.33%     9.80%   -17.36%    75.82%   -13.18%     1.47%   -21.59%    18.42%    -3.92%
Net assets, end of period
  (000 omitted) ..........   $17,241   $30,811   $32,733   $37,422   $46,908   $27,136   $40,587   $54,371   $83,154   $99,460
Ratio of expenses to average
  net assets .............      2.11%     1.84%     1.66%     1.59%     1.69%     1.88%     1.57%     1.56%     1.42%     1.42%
Ratio of net investment income
  to average net assets ..      1.60%     0.66%     2.55%     0.57%     0.48%     0.90%     2.11%     1.43%     1.91%     2.14%
Portfolio turnover rate***     94.00%   101.34%   164.21%    64.89%    84.00%    61.50%   112.80%    82.42%    89.92%   100.19%
Average commission
  rate paid ..............     $0.0250   $0.0294

  *On February 19, 1996, Fund shares outstanding were designated Class A Shares.
 **Total return calculated without taking into account the sales load deducted on an initial purchase.
***This rate is, in general, calculated by dividing the average value of the Fund's portfolio    securities during the period into
   the lesser of its purchases or sales of securities in the period, excluding short-term securities and bullion.

Performance

     Mutual fund performance is commonly measured as total return. The Fund may also advertise its performance by showing performance rankings. Performance information is calculated and presented separately for each class of Fund shares.

Explanation of Terms

     Total Return is the overall change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and other distributions. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. Non-standardized total return may not reflect deduction of the applicable sales charge or may be for periods other than those required to be presented or may otherwise differ from standardized total return. Total return quotations that do not reflect the applicable sales charge will reflect a higher rate of return.

     Performance Rankings are comparisons of the Fund's performance to the performance of other selected mutual funds, selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average, or non-market indices or averages of mutual fund industry groups. The Fund may quote its performance rankings and/or other information as published by recognized independent mutual fund statistical services or by publications of general interest. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

     All performance information that the Fund advertises or includes in information provided to present or prospective shareholders is historical in nature and is not intended to represent or guarantee future results. The value of the Fund's shares when redeemed may be more or less than their original cost.

     The Fund's recent performance and holdings will be detailed twice a year in the Fund's annual and semiannual reports, which are sent to all Fund shareholders.

About Waddell & Reed

     Since 1937, Waddell & Reed has been helping people make the most of their financial future by helping them take advantage of various financial services. Today, Waddell & Reed has over 2500 account representatives located throughout the United States. Your primary contact in your dealings with Waddell & Reed will be your local account representative. However, the Waddell & Reed shareholder services department, which is part of the Waddell & Reed headquarters operations in Overland Park, Kansas, is available to assist you and your Waddell & Reed account representative. You may speak with a Customer Service Representative by calling the telephone number listed on the inside back cover of this Prospectus.

About the Investment Principles of the Fund

Investment Goal and Principles

     The goal of the Fund is to seek a high total return to investors. The Fund seeks to achieve this goal by investing in (i) minerals-related securities and gold, silver and platinum during periods of actual or expected inflation, (ii) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities") during periods of actual or expected disinflation or low inflation, and (iii) gold, silver and platinum during periods when the environment for investment in precious metals otherwise appears to be favorable. Minerals-related securities are securities that offer an investment participation in the mining, processing, production, exploration, refining or sales of gold, platinum, silver or hydrocarbons. There is no assurance that the Fund will achieve its goal.

     During past inflationary periods, minerals-related securities and precious metals, such as gold, silver and platinum, generally have increased in value, while the value of debt securities has tended to decrease due to rising interest rates. Conversely, during periods of disinflation or low inflation, the value of debt securities has generally increased, while the value of minerals-related securities and precious metals has decreased. Low inflation is considered to be generally in the 3% to 6% range, as measured by the Consumer Price Index. Also, during periods of declining stock prices, the prices of gold, silver and platinum may increase or remain stable, while the value of minerals-related securities may be subject to a general decline experienced by the stock market as a whole. Based on these historical trends, WRIMCO will attempt to anticipate inflationary and disinflationary periods and manage the Fund's investments in a manner designed to achieve the Fund's goal.

     As a matter of fundamental policy, the Fund will not invest in other than
(i) those minerals-related securities that are related to the mining, processing, production, exploration, refining or sales of gold, (ii) U.S. Government Securities, and/or (iii) gold, silver and platinum if thereafter less than 65% of its total assets would be invested in these investments. The Fund may invest in securities other than minerals-related securities, U.S. Government Securities and gold, silver or platinum, subject to this 65% test and to the other restrictions set forth in this Prospectus and the SAI.

     It is a fundamental policy of the Fund to concentrate its investments (i.e., invest more than 25% of its assets) in an industry related to gold and other minerals during periods of actual or anticipated inflation, and up to 100% of its assets may be so invested. During periods of actual or expected disinflation or low inflation, up to 100% of the Fund's assets may be invested in U.S. Government Securities of varying maturities and not more than 25% of the Fund's assets will be invested in gold and other minerals-related securities. When the Fund is invested in minerals-related securities, it is anticipated that a substantial portion, and up to 100%, of its assets will be invested in foreign securities. See "Foreign Securities." The securities that the Fund may own include debt securities, preferred stock, common stock and convertible securities.

     WRIMCO believes that this strategy will allow the Fund to achieve a higher total return than could be achieved if it remained invested in minerals-related securities and precious metals during periods of low inflation or disinflation because the income and value of minerals-related securities and precious metals might decline during periods of disinflation or low inflation. During such periods, WRIMCO expects that higher income can be achieved and that capital will be better preserved by investing in U.S. Government Securities. It is expected that, during periods of disinflation and low inflation, a greater portion of the total return of the Fund will be attributable to income achieved through investment in U.S. Government Securities. It is expected that, during inflationary periods, a greater portion of the total return of the Fund will be attributable to appreciation from investment in minerals-related securities and precious metals.

     WRIMCO will evaluate numerous economic and monetary factors in making a determination as to whether the economy is in or is likely to enter into an inflationary or disinflationary period. Among the factors WRIMCO will evaluate are changes in governmental fiscal and monetary policy, rates of changes in the Consumer Price Index, and actual and anticipated changes and rate of change in the value of the U.S. dollar in relation to other key foreign currencies, short- and long-term interest rates, and the money supply. For example, when WRIMCO believes that the economy is in an inflationary cycle or an inflationary cycle is expected because of rising interest rates, a decline in the value of the U.S. dollar, and a higher rate of change in the Consumer Price Index, the Fund generally will concentrate in minerals-related securities. On the other hand, when interest rates are declining, the value of the U.S. dollar is increasing, and the rate of change in the Consumer Price Index is declining, the Fund generally will invest in U.S. Government Securities. However, WRIMCO will take into account factors other than those given in these examples and WRIMCO's subjective judgment of all factors it deems relevant precludes the application of any formulas or mechanical determinations in assessing the state of the economy. WRIMCO's evaluation takes into consideration political instability in certain parts of the world as well as domestic and international economic factors.

Risk Considerations

     There are risks inherent in any investment. The Fund is subject to varying degrees of market risk, financial risk and, in some cases, prepayment risk. Market risk is the potential for fluctuations in the price of the security or other asset because of market factors. Because of market risks, you should anticipate that the share price of the Fund will fluctuate. Financial risk is based on the financial situation of the issuer. The financial risk of the Fund depends on the credit quality of the underlying securities. Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid prior to its expected maturity date.

     Because the Fund owns different types of investments, its performance will be affected by a variety of factors. The value of the Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news.

     The Fund may also invest in certain derivative instruments, including options, futures contracts, options on futures contracts, forward contracts, swaps, caps, collars, floors, indexed securities, stripped securities and mortgage-backed and other asset-backed securities. The use of derivative instruments involves special risks. See "Risks of Derivative Instruments" for further information on the risks of investing in these instruments.

     Investments in minerals-related securities and precious metals are considered speculative and involve substantial risks and special considerations, including the following:

     Risk of Price Fluctuations. Metals and minerals prices are affected by various factors such as economic conditions, political events, monetary policies and other factors. As a result, prices of minerals-related securities and of gold, silver and platinum may fluctuate sharply.

     Concentration of Source of Gold Supply and Control of Gold Sales. The six largest producers of gold are the Republic of South Africa, the United States, Australia, Commonwealth of Independent States (the "CIS," formerly the Union of Soviet Socialist Republics), Canada and China. Economic, social and political conditions and objectives prevailing in these countries may have a direct effect on the production and marketing of newly produced gold and sales of central bank gold holdings. In South Africa, the activities of companies engaged in gold mining are subject to the policies adopted by the Ministry of Mines. The Reserve Bank of South Africa, as the sole authorized sales agent for South African gold, has an influence on the price and timing of sales of South African gold. As South Africa is the largest producer of gold, social and political conditions and related economic difficulties in South Africa may, from time to time, influence the price of gold and the share values of mining companies involved in South Africa and elsewhere. Investors should understand the special considerations and risks related to an investment emphasis in securities of South African issuers and its potential effects on the Fund's per share value. The Fund may invest up to 100% of its assets in securities of South African issuers.

     Unpredictable International Monetary Policies, Economic and Political Conditions. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be less liquid or that the change in value of its assets might be more volatile than would be the case with other investments. In particular, the price of gold is affected by direct and indirect use of it to settle net deficits and surpluses between nations.
Because the prices of metals and minerals may be affected by unpredictable international monetary policies and economic conditions, there may be greater likelihood of a more dramatic impact upon the market price of the Fund's investments than of other investments.

     Foreign Securities. A major portion of the Fund's assets will usually be invested in foreign securities during periods of actual or anticipated inflation. See "Foreign Securities" below.

     Failure to Anticipate Changes in Economic Cycles. In addition to the risks discussed above, the Fund's investment success will be dependent to a high degree on WRIMCO's ability to anticipate the onset and termination of inflationary and disinflationary cycles. A failure to anticipate a disinflationary cycle could result in the Fund's assets being disproportionately invested in minerals-related securities. Conversely, a failure to predict an inflationary cycle could result in the Fund's assets being disproportionately invested in U.S. Government Securities. The Fund's investment success will be dependent to a high degree on the validity of the premise that the values of minerals-related securities will move in a different direction than the values of U.S. Government Securities during periods of inflation or disinflation. If the values of both types of securities move down during the same period of time, the value of the shareholder's investment will decline rather than stabilize or increase, as anticipated, regardless of whether the Fund is invested in minerals-related securities or U.S. Government Securities.

Securities and Investment Practices

     The following pages contain more detailed information about types of instruments in which the Fund may invest, and strategies WRIMCO may employ in pursuit of the Fund's investment goal. A summary of risks associated with these instrument types and investment practices is included as well.

     WRIMCO might not buy all of these instruments or use all of these techniques to the full extent permitted by the Fund's investment policies and restrictions unless it believes that doing so will help the Fund achieve its goal.

     Certain of the investment policies and restrictions of the Fund are noted above; others are stated below. A fundamental policy may not be changed without the approval of the shareholders of the Fund. Operating policies may be changed by the Board of Directors without the approval of the affected shareholders.
The goal of the Fund is a fundamental policy. Unless otherwise indicated, the types of securities and other assets in which the Fund may invest and other policies are operating policies.

     Policies and limitations are typically considered at the time of purchase; the sale of instruments is usually not required in the event of a subsequent change in circumstances.

     Please see the SAI for further information concerning the following instruments and associated risks and the Fund's investment policies and restrictions.

     Precious Metals. The ownership of precious metals may allow the Fund to take advantage of those periods of time when the outlook for the price of gold, silver and platinum is favorable while the outlook for the share prices of minerals-related securities may be unfavorable. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of gold-related securities may be subject to the same general decline experienced by the stock market as a whole. Under these or similar circumstances, the ability of the Fund to purchase and hold gold, silver or platinum will allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of minerals-related securities may be declining.

     The Fund's ability to purchase platinum may allow the Fund to invest in platinum without the risks associated with owning shares of South African and CIS companies engaged in the production of platinum. While the Fund is authorized to invest in South African and CIS issuers, investments in South Africa and in the CIS are subject to the risks associated with the unsettled political and social conditions prevailing in those and neighboring countries.

     The Fund anticipates that gold, silver and platinum will be purchased in the form of bullion or coins or in the form of vault or other negotiable receipts representing ownership of these metals. The Fund may incur expenses for the shipping, storage and insurance of precious metals it purchases.

     Precious metals prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the price of gold, silver or platinum may fluctuate widely. The sole source of return to the Fund from such investments will be gains realized on sales; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield.

     The Fund's direct investment in precious metals may be limited by tax considerations. See "Taxes-General" in the SAI.

     Policies and Restrictions: The Fund may not invest more than 25% of its total assets in gold, silver and platinum.

     Equity Securities. Equity securities represent an ownership interest in an issuer. This ownership interest often gives an investor the right to vote on measures affecting the issuer's organization and operations. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which the Fund invests may include preferred stock that converts to common stock either automatically or after a specified period of time or at the option of the issuer.

     Debt Securities. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The debt securities in which the Fund invests may include debt securities whose performance is linked to a specified equity security or securities index.

     Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. The values of floating and adjustable-rate debt securities are not as sensitive to changes in interest rates as the values of fixed-rate debt securities. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.

     U.S. Government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government ("U.S. Government Securities"). Not all U.S. Government Securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

     The Fund may invest in zero coupon securities that are "stripped" U.S. Treasury notes and bonds, zero coupon bonds of corporate issuers and other securities that are issued with original issue discount ("OID"). Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater fluctuations in response to changing interest rates than the prices of debt obligations of comparable maturities that make current distributions of interest in cash.

     The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although the Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities. Nevertheless, for income and excise tax purposes the Fund annually must distribute to its shareholders substantially all of its net investment income, including OID. Accordingly, the Fund will be required to include in its dividends an amount equal to the income attributable to its zero coupon and other OID securities. See "Taxes" in the SAI. Those dividends will be paid from the Fund's cash assets or by liquidation of portfolio securities, if necessary, at a time when the Fund otherwise might not have done so.

     Subject to its investment restrictions, the Fund may invest in debt securities rated in any rating category of the established rating services, including securities in the lowest rating category (such as those rated D by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), and C by Moody's Investors Service, Inc. ("MIS")). In addition, the Fund will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security to be equivalent to securities having that rating. Debt securities rated at least BBB by S&P or Baa by MIS are considered to be investment grade securities. Securities rated BBB or Baa may have speculative characteristics. Debt securities rated D by S&P or C by MIS are in payment default and are regarded as having extremely poor prospects of ever attaining any real investment standing. Credit ratings for individual securities may change from time to time, and the Fund may retain a portfolio security whose rating has been changed. See the SAI for additional information about non-investment grade debt securities.

     Policies and Restrictions: In the case of U.S. Government Securities issued by an agency or instrumentality that are not backed by the full faith and credit of the United States, the Fund will invest in such securities only when WRIMCO is satisfied that the credit risk with respect to such agency or instrumentality is acceptable.

     Preferred Stock. The Fund may invest in preferred stock rated in any rating category by an established rating service and unrated preferred stock judged by WRIMCO to be of equivalent quality.

     Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally have higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.

     Policies and Restrictions: The Fund does not intend to invest more than 5% of its assets in non-investment grade debt securities.

     Foreign Securities and foreign currencies can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that WRIMCO will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified for investments in developing countries. A developing country is a nation that, in WRIMCO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

     Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     When purchasing foreign securities, the Fund may purchase American Depository Receipts, which are certificates issued by U.S. depositories representing the right to receive securities of a foreign issuer deposited with that or another depository, and may also purchase securities of a foreign issuer directly in the foreign market.

     Policies and Restrictions: The Fund may purchase an unlimited amount of foreign securities. The Fund currently intends to limit its investment in obligations of any single foreign government to less than 25% of its total assets.

     Options, Futures and Other Strategies. The Fund may use certain options, futures contracts, forward currency contracts, swaps, caps, collars, floors, indexed securities, mortgage-backed and other asset-backed securities and certain other strategies described herein to attempt to enhance income or yield or to attempt to reduce the risk of its investments. The strategies described below may be used in an attempt to manage the Fund's foreign currency exposure as well as other risks of the Fund's investments that can affect fluctuation in its net asset value. The Fund may also use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values.

     The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The Fund might not use any of these strategies, and there can be no assurance that any strategy that is used will succeed. The risks associated with such strategies are described below. Also see the SAI for more information on these instruments and strategies and their risk considerations.

     Policies and Restrictions: Subject to the further limitations stated in the SAI, generally the Fund may purchase and sell any type of derivative instrument including, without limitation, futures contracts, options, forward contracts, swaps, caps, collars, floors and indexed securities. However, the Fund will only purchase or sell a particular derivative instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the derivative instrument is primarily measured or, with respect to foreign currency derivatives, if the Fund is authorized to invest in foreign securities.

     Options. The Fund may engage in certain strategies involving options to attempt to enhance its income or yield or to attempt to reduce the overall risk of its investments. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     Options offer large amounts of leverage, which will result in the Fund's net asset value being more sensitive to changes in the value of the related investment. There is no assurance that a liquid secondary market will exist for exchange-listed options. The market for options that are not listed on an exchange may be less active than the market for exchange-listed options. The Fund will be able to close a position in an option it has written only if there is a market for the offsetting put or call. If the Fund is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities, or cash in the case of an option on an index, subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into or the option expires.

     Because index options are settled in cash, the Fund cannot provide in advance for its potential settlement obligations on a call it has written on an index by holding the underlying securities. The Fund bears the risk that the value of the securities it holds will vary from the value of the index.

     Futures Contracts and Options on Futures Contracts. When the Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. When the Fund sells a futures contract, it incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed-upon price.

     When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in the futures contract (a long position if the option is a call and a short position if the option is a put).

     Forward Currency Contracts and Foreign Currencies. The Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and a foreign currency. For example, when WRIMCO anticipates purchasing or selling a security denominated in a foreign currency, the Fund may enter into a forward currency contract in order to set the exchange rate at which the transaction will be made. The Fund also may enter into a forward currency contract to sell an amount of a foreign currency approximating the value of some or all of the Fund's securities positions denominated in such currency. The Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if WRIMCO anticipates that there will be a correlation between the two currencies.

     The Fund may also use forward currency contracts to shift the Fund's exposure to foreign currency exchange rate changes from one foreign currency to another. For example, if the Fund owns securities denominated in a foreign currency and WRIMCO believes that currency will decline relative to another currency, it might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the Fund's exposure to foreign currency exchange rate fluctuations. The Fund may also purchase forward currency contracts to enhance income when WRIMCO anticipates that the foreign currency will appreciate in value, but securities denominated in that currency do not present attractive investment opportunities.

     Successful use of forward currency contracts depends on WRIMCO's skill in analyzing and predicting currency values. Forward currency contracts may substantially change the Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as WRIMCO anticipates. There is no assurance that WRIMCO's use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time.

     The Fund may purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

     Indexed Securities. The Fund may purchase indexed securities, which are securities the value of which varies in relation to the value of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators, subject to its operating policy regarding derivative instruments. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments.

     Swaps, Caps, Collars and Floors. The Fund may enter into swaps, caps, collars and floors as described below. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance income or yield.

     Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling such floor. A collar combines elements of buying a cap and selling a floor.

     Depending on how they are used, the swap, cap, collar and floor agreements used by the Fund may also increase or decrease the overall volatility of its investments and its share price and yield. The most significant factor in the performance of these agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund.

     The Fund usually will enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If, however, an agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. The creditworthiness of firms with which the Fund enters into swaps, caps, collars or floors will be monitored by WRIMCO in accordance with procedures adopted by the Board of Directors. If a firm's creditworthiness declines, the value of an agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The Fund understands that the position of the staff of the Securities and Exchange Commission is that assets involved in such transactions are illiquid and are, therefore, subject to the limitations on investment in illiquid investments as described in the SAI.

     Mortgage-Backed and Other Asset-Backed Securities are bonds backed by specific types of assets. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. U.S. Government mortgage-backed securities are issued or guaranteed as to principal and interest (but not as to market value) by the Government National Mortgage Association, Fannie Mae (formerly, the Federal National Mortgage Association), the Federal Home Loan Mortgage Corporation or other government-sponsored enterprises. Other mortgage-backed securities are sponsored or issued by private entities, including investment banking firms and mortgage originators.

     Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to in this Prospectus as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

     For example, interest-only ("IO") classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government guaranteed or considered to be of the highest quality. Conversely, principal-only ("PO") classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

     When interest rates decline and homeowners refinance their mortgages, mortgage-backed bonds may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed bonds may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

     Other asset-backed securities are similar to mortgage-backed securities, except that the underlying assets securing the debt are different. These underlying assets may be nearly any type of financial asset or receivable, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from credit cards.

     The yield characteristics of mortgage-backed and other asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed and other asset-backed securities may also decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the Fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the Fund purchased the security.

     The market for privately issued mortgage-backed and other asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

     Risks of Derivative Instruments. The use of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, collars and floors, and the investment in indexed securities, stripped securities and mortgage-backed and other asset-backed securities, involve special risks, including (i) possible imperfect or no correlation between price movements of the portfolio investments (held or intended to be purchased) involved in the transaction and price movements of the instruments involved in the transaction,
(ii) possible lack of a liquid secondary market for any particular instrument at a particular time, (iii) the need for additional portfolio management skills and techniques, (iv) losses due to unanticipated market price movements, (v) the fact that, while such strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in investments involved in the transaction, (vi) incorrect forecasts by WRIMCO concerning interest or currency exchange rates or direction of price fluctuations of the investment involved in the transaction, which may result in the strategy being ineffective, (vii) loss of premiums paid by the Fund on options it purchases, and (viii) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with such transactions and the possible inability of the Fund to close out or liquidate its position.

     For a hedging strategy to be completely effective, the price change of the hedging instrument must equal the price change of the investment being hedged. The risk of imperfect correlation of these price changes increases as the composition of the Fund's portfolio diverges from instruments underlying a hedging instrument. Such equal price changes are not always possible because the investment underlying the hedging instruments may not be the same investment that is being hedged. WRIMCO will attempt to create a closely correlated hedge but hedging activity may not be completely successful in eliminating market value fluctuation.

     WRIMCO may use derivative instruments for hedging purposes to adjust the risk characteristics of the Fund's portfolio of investments and may use these instruments to adjust the return characteristics of the Fund's portfolio of investments. The use of derivative techniques for speculative purposes can increase investment risk. If WRIMCO judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that the Fund has entered into.

     The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest or currency exchange rate or stock market movements or the time span within which the movements take place.

     Options and futures transactions may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transaction costs and may result in certain tax consequences.

     New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its goal, investment policies and regulatory requirements applicable to investment companies.

     When-Issued and Delayed-Delivery Transactions are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period, which could affect the Fund's yield.

     When purchasing securities on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

     Policies and Restrictions: The Fund may purchase only U.S. Government Securities on a when-issued or delayed-delivery basis, or sell them on a delayed-delivery basis.

     Repurchase Agreements. In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price.
Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

     Restricted Securities and Illiquid Investments. Restricted securities are securities that are subject to legal or contractual restrictions on resale. Restricted securities may be illiquid due to restrictions on their resale. Certain restricted securities may be determined to be liquid in accordance with guidelines adopted by the Fund's Board of Directors.

     Illiquid investments may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to the Fund.

     Policies and Restrictions: The Fund may not purchase a security if, as a result, more than 10% of its net assets would consist of illiquid investments.

     Diversification. Diversifying the Fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. As described above, however, the Fund intends to concentrate in gold and other minerals-related securities.

     Policies and Restrictions: As a fundamental policy, the Fund may not, with respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and "Government securities" as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), if immediately after and as a result of such purchase, (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer.

     As a fundamental policy, the Fund may not buy a security if, as a result, more than 25% of the Fund's total assets would then be invested in securities of companies in any one industry; however, the Fund intends to concentrate in gold and other minerals-related securities.

     Borrowing. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off.

     If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

     Policies and Restrictions: As a fundamental policy, the Fund may not borrow for investment purposes. As a fundamental policy, the Fund may borrow money only from banks, as a temporary measure or for extraordinary or emergency purposes but only up to 5% of its total assets. The Fund may not pledge its assets in connection with any permitted borrowings; however, this policy shall not prevent the Fund from pledging its assets in connection with its purchase and sale of futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments.

     Lending. Securities loans may be made on a short-term or long-term basis for the purpose of increasing the Fund's income. This practice could result in a loss or a delay in recovering the Fund's securities. Loans will be made only to parties deemed by WRIMCO to be creditworthy.

     Policies and Restrictions: As a fundamental policy, the Fund may not lend more than 30% of its assets at any one time, and such loans must be on a collateralized basis in accordance with applicable regulatory requirements.

     Other Instruments may include warrants, rights and securities of closed-end investment companies. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

     Policies and Restrictions: As a fundamental policy, the Fund may buy shares of other investment companies that do not redeem their shares only if it does so in a regular transaction in the open market, and only if not more than 10% of the Fund's total assets would be invested in these shares. The Fund does not intend to invest more than 5% of its assets in such securities.

About Your Account

     The different ways to set up (register) your account are listed below.

                          Ways to Set Up Your Account

-------------------------------------------------

Individual or Joint Tenants
For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

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Business or Organization
For investment needs of corporations, associations, partnerships, institutions or other groups

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Retirement
To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts (other than Roth IRAs and Education IRAs) may be tax deductible.

 . Individual Retirement Accounts (IRAs) allow anyone of legal age and under 70
  1/2 with earned income to invest up to $2,000 per tax year. The maximum for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year.

 . Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

 . Roth IRAs enable an individual whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels to make non-deductible contributions up to $2,000 per year. Withdrawals of earnings from a Roth IRA generally are not taxable if the account has been held at least five years and the account holder has reached age 59 1/2 (or other conditions are met).

 . Education IRAs may be established for the benefit of a minor, and contributions up to $500 per child per year may be made by any person whose adjusted gross income does not exceed certain levels. Generally, withdrawals used to pay the qualified higher education expenses of the beneficiary (or a family member) are not taxable.

 . Simplified Employee Pension Plans (SEP - IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh Plan, but with fewer administrative requirements.

 . Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to their employees' retirement accounts and involve fewer administrative requirements than 401(k) or other qualified plans generally.

 . Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves up to 25% of their annual earned income, with a maximum of $30,000 per year.

 . 401(k) Programs allow employees of corporations and non-governmental tax-exempt organizations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

 . 403(b) Custodial Accounts are available to employees of public school systems or certain types of charitable organizations.

 . 457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

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Gifts or Transfers to a Minor
To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying Federal transfer tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act ("UGMA") or the Uniform Transfers to Minors Act ("UTMA").

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Trust
For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your Waddell & Reed account representative for the form.

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Buying Shares

     You may buy shares of the Fund through Waddell & Reed, Inc. and its account representatives. To open your account you must complete and sign an application. Your Waddell & Reed account representative can help you with any questions you might have.

     The price to buy a share of the Fund, called the offering price, is calculated every business day.

     The offering price of a Class A share (price to buy one Class A share) is the Fund's Class A net asset value ("NAV") plus the sales charge shown in the table below.

                      Sales
            Sales     Charge
            Charge      as
              as     Approx.
           Percent   Percent
              of        of
Size of    Offering   Amount
Purchase    Price    Invested
--------   --------  -------
Under
  $100,000  5.75%     6.10%

$100,000
  to less
  than
  $200,000   4.75      4.99

$200,000
  to less
  than
  $300,000   3.50      3.63

$300,000
  to less
  than
  $500,000   2.50      2.56

$500,000
  to less
  than
  $1,000,000 1.50      1.52

$1,000,000
  to less
  than
  $2,000,000 1.00      1.01

$2,000,000
  and over   0.00      0.00

     The Fund's Class A NAV is the value of a single share. The Class A NAV is computed by adding, with respect to that class, the value of the Fund's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of Class A shares outstanding.

     The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market quotations or, if market quotations are not available, at their fair value in a manner determined in good faith by or at the direction of the Board of Directors. Bonds are generally valued according to prices quoted by a third party pricing service. Short-term debt securities are valued at amortized cost, which approximates market value. Other assets are valued at their fair value by or at the direction of the Board of Directors.

     The Fund is open for business each day the New York Stock Exchange (the "NYSE") is open. The Fund normally calculates the NAVs of its shares as of the later of the close of business of the NYSE, normally 4 p.m. Eastern time, or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by the Fund is traded.

     The Fund may invest in securities listed on foreign exchanges which may trade on Saturdays or on customary U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when the Fund does not price its shares and when you have no access to the Fund.

     When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

 . Orders are accepted only at the home office of Waddell & Reed, Inc.
 . All of your purchases must be made in U.S. dollars.
 . If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the United Group, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.

     When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

     Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Fund reserve the right to discontinue offering Fund shares for purchase.

     Lower sales charges are available by combining additional purchases of Class A shares of any of the funds in the United Group, to the extent otherwise permitted, except United Municipal Bond Fund, Inc., United Cash Management, Inc., United Government Securities Fund, Inc. and United Municipal High Income Fund, Inc., with the NAV of Class A shares already held ("rights of accumulation") and by grouping all purchases of Class A shares made during a thirteen-month period ("Statement of Intention"). Class A shares of another fund purchased through a contractual plan may not be included unless the plan has been completed. Purchases by certain related persons may be grouped. Additional information and applicable forms are available from Waddell & Reed account representatives.

     Class A shares may be purchased at NAV by the Directors and officers of the Fund, employees of Waddell & Reed, Inc., employees of their affiliates, account representatives of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and account representative. Purchases of Class A shares in certain retirement plans and certain trusts for these persons may also be made at NAV. Purchases of Class A shares in a 401(k) plan having 100 or more eligible employees and purchases of Class A shares in a 457 plan having 100 or more eligible employees may be made at NAV. Shares may also be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

Minimum Investments

To Open an Account  $500

For certain exchanges    $100

For certain retirement accounts and accounts opened with Automatic Investment
Service   $50

For certain retirement accounts and accounts opened through payroll deductions
for or by employees of WRIMCO, Waddell & Reed, Inc. and their affiliates   $25

To Add to an Account

For certain exchanges    $100

For Automatic Investment Service   $25

Adding to Your Account

     Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.

     To add to your account, make your check payable to Waddell & Reed, Inc. Mail the check along with:

 . the detachable form that accompanies the confirmation of a prior purchase by you or your year-to-date statement; or

 . a letter stating your account number, the account registration and that you wish to purchase Class A shares of the Fund.

     Mail to Waddell & Reed, Inc. at the address printed on your confirmation or year-to-date statement.

Selling Shares

     You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

     The redemption price (price to sell one Class A share) is the Fund's Class A NAV.

     To sell shares, your request must be made in writing.

     Complete an Account Service Request form, available from your Waddell & Reed account representative, or write a letter of instruction with:

 . the name on the account registration;
 . the Fund's name,
 . the Fund account number;
 . the dollar amount or number of shares to be redeemed; and . any other applicable requirements listed in the table below.

     Deliver the form or your letter to your Waddell & Reed account representative, or mail it to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217


     Unless otherwise instructed, Waddell & Reed will send a check to the address on the account.

                 Special Requirements for Selling Shares

Account Type     Special Requirements

Individual or    The written instructions must
Joint Tenant     be signed by all persons
                 required to sign for
                 transactions, exactly as their
                 names appear on the account.

Sole             The written instructions must
Proprietorship   be signed by the individual
                 owner of the business.

UGMA, UTMA       The custodian must sign the
                 written instructions
                 indicating capacity as
                 custodian.

Retirement       The written instructions must
Account          be signed by a properly
                 authorized person.

Trust            The trustee must sign the
                 written instructions
                 indicating capacity as
                 trustee.  If the trustee's
                 name is not in the account
                 registration, provide a
                 currently certified copy of
                 the trust document.

Business or      At least one person authorized
Organization     by corporate resolution to act
                 on the account must sign the
                 written instructions.

Conservator,     The written instructions must
Guardian or      be signed by the person
Other Fiduciary  properly authorized by court
                 order to act in the particular
                 fiduciary capacity.

     When you place an order to sell shares, your shares will be sold at the next NAV calculated after receipt of a written request for redemption in good order by Waddell & Reed, Inc. at its home office. Note the following:

 . If more than one person owns the shares, each owner must sign the written request.
 . If you hold a certificate, it must be properly endorsed and sent to the Fund. . If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If no such assurance is given, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund is able to verify that your purchase check has cleared and been honored.
 . Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.
 . Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.

     The Fund reserves the right to require a signature guarantee on certain redemption requests. This requirement is designed to protect you and Waddell & Reed from fraud. The Fund may require a signature guarantee in certain situations such as:

 . the request for redemption is made by a corporation, partnership or fiduciary;
 . the request for redemption is made by someone other than the owner of record;
  or
 . the check is being made payable to someone other than the owner of record.

     The Fund will accept a signature guarantee from a national bank, a federally chartered savings and loan or a member firm of a national stock exchange or other eligible guarantor in accordance with procedures of the Fund's transfer agent. A notary public cannot provide a signature guarantee.

     The Fund reserves the right to redeem at NAV all shares of the Fund owned or held by you having an aggregate NAV of less than $500. The Fund will give you notice of its intention to redeem your shares and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares to $500.

     You may reinvest without charge all or part of the amount you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within thirty days after the date of your redemption. You may do this only once as to Class A shares of the Fund.

     Under the terms of the 401(k) prototype plan which Waddell & Reed, Inc. has available, the plan may have the right to make a loan to a plan participant by redeeming Fund shares held by the plan. Principal and interest payments on the loan made in accordance with the terms of the plan may be reinvested by the plan, without payment of a sales charge, in Class A shares of any of the funds in the United Group in which the plan may invest.

Shareholder Services

     Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

     Your local Waddell & Reed account representative is available to provide personal service. Additionally, one toll-free call, 1-800-366-5465, connects you to a Customer Service Representative or TeleWaddell, our automated customer telephone service. During normal business hours, our Customer Service staff is available to respond to your inquiries or update your account records. At almost any time of the day or night, you may access TeleWaddell from a touch-tone phone to:

 . Obtain information about your accounts;

 . Obtain price information about other funds in the United Group; or

 . Request duplicate statements.

Reports

     Statements and reports sent to you include the following:

 . confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)
 . year-to-date statements (quarterly)
 . annual and semiannual reports (every six months)

     To reduce expenses, only one copy of annual and semiannual reports will be mailed to your household, even if you have more than one account with the Fund. Call the telephone number listed above for Customer Service if you need copies of annual or semiannual reports or historical account information.

Exchanges

     You may sell your Class A shares and buy Class A shares of other funds in the United Group. You may exchange only into funds that are legally registered for sale in your state of residence. Note that exchanges out of the Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

     The Fund reserves the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

Automatic Transactions

     Flexible withdrawal service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

     Regular investment plans allow you to transfer money into your Fund account automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

     Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your Waddell & Reed account representative for more information.

                            Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Fund account

          Minimum        Frequency
          $25            Monthly

Funds Plus Service To move money from United Cash Management, Inc. to the Fund whether in the same or a different account

          Minimum        Frequency
          $100           Monthly

Distributions and Taxes

Distributions

     The Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. Ordinarily, dividends are distributed from the Fund's net investment income, which includes accrued interest, earned OID, dividends and other income earned on portfolio assets less expenses, quarterly in March, June, September and December. Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed in December. The Fund may make additional distributions if necessary to avoid Federal income or excise taxes on certain undistributed income and capital gains.

     Distribution Options. When you open an account, specify on your application how you want to receive your distributions. The Fund offers three options:

1. Share Payment Option. Your dividend and capital gains and other distributions will be automatically paid in additional Class A shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains and other distributions will be automatically paid in Class A shares, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividend and capital gains and other distributions.

     For retirement accounts, all distributions are automatically paid in Class A shares.

Taxes

     The Fund has qualified and intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) and net capital gains (the excess of net long-term capital gains over net short-term capital losses) that are distributed to its shareholders.

     There are certain requirements that the Fund must satisfy in order to avoid Federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.

     As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications:

     Taxes on distributions. Dividends from the Fund's investment company taxable income generally are taxable to you as ordinary income, whether received in cash or paid in additional Fund shares. Distributions of the Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares.

     Under the Taxpayer Relief Act of 1997 ("1997 Act"), different maximum tax rates apply to a noncorporate taxpayer's net capital gain depending on the taxpayer's holding period and marginal rate of Federal income tax - generally, 28% for gain recognized on securities held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on securities held for more than 18 months. The Internal Revenue Service permits the Fund to divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with the Fund's holding periods for the securities it sold that generated the distributed gain) and requires Fund shareholders to treat those portions accordingly. The Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year including the portions of capital gains distributions, if any, subject to the different maximum rates of tax applicable under the 1997 Act. Under certain circumstances, the Fund may elect to permit shareholders to take a credit or deduction for foreign income taxes paid by the Fund. The Fund will notify you of any such election.

     A portion of the dividends paid by the Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

     Withholding. The Fund is required to withhold 31% of all dividends, capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from dividends and capital gains distributions also is required for such shareholders who otherwise are subject to backup withholding.

     Taxes on transactions. Your redemption of Fund shares will result in taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other fund in the United Group generally will have similar tax consequences. However, special rules apply when you dispose of Fund shares through a redemption or exchange within ninety days after your purchase thereof and subsequently reacquire Fund shares or acquire shares of another fund in the United Group without paying a sales charge due to the thirty-day reinvestment privilege or exchange privilege. See "About Your Account." In these cases, any gain on the disposition of the original Fund shares would be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount would increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase Fund shares within thirty days before or after redeeming other Fund shares (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

     State income taxes. The portion of the dividends paid by the Fund attributable to the interest earned on its U.S. Government Securities generally is not subject to state and local income taxes, although distributions by the Fund to its shareholders of net realized gains on the disposition of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Fund in your state and locality.

     The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Fund and its shareholders; see the SAI for a more detailed discussion. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

About the Management and Expenses of the Fund

     United Gold & Government Fund, Inc. is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end, diversified management investment company organized as a corporation under Maryland law on February 28, 1985.

     The Fund is governed by a Board of Directors, which has overall responsibility for the management of its affairs. The majority of directors are not affiliated with Waddell & Reed, Inc.

     The Fund has two classes of shares. In addition to the Class A shares offered by this Prospectus, the Fund has issued and outstanding Class Y shares which are offered by Waddell & Reed, Inc. through a separate prospectus. Class Y shares are designed for institutional investors. Class Y shares are not subject to a sales charge on purchases and are not subject to redemption fees. Class Y shares are not subject to a Rule 12b-1 fee. Additional information about Class Y shares may be obtained by calling or writing to Waddell & Reed, Inc. at the telephone number or address on the inside back cover of this Prospectus.

     The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

     Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws of the Fund are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

     Each share (regardless of class) has one vote. All shares of the Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class. Shares are fully paid and nonassessable when purchased.

WRIMCO and Its Affiliates

     The Fund is managed by WRIMCO, subject to the authority of the Fund's Board of Directors. WRIMCO provides investment advice to the Fund and supervises the Fund's investments. Waddell & Reed, Inc. and its predecessors served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the inception of the company, whichever was later, and to TMK/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager and assigned its professional staff for investment management services to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992, and United Asset Strategy Fund, Inc. since it commenced operations in March 1995.

     Michael L. Avery is primarily responsible for the day-to-day management of the portfolio of the Fund. Mr. Avery has held his Fund responsibilities since February 1, 1994. He is Senior Vice President of WRIMCO, Vice President of Waddell & Reed Asset Management Company, an affiliate of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO acts as investment manager. Mr. Avery has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since February 1, 1994, has served as the director of research of Waddell & Reed, Inc. and its successor, WRIMCO, since August 1987, and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since June 1981. Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Fund's investments.

     Waddell & Reed, Inc. serves as the Fund's underwriter and as underwriter for each of the other funds in the United Group of Mutual Funds and Waddell & Reed Funds, Inc., and acts as the principal underwriter and distributor for variable life insurance and variable annuity policies issued by United Investors Life Insurance Company for which TMK/United Funds, Inc. is the underlying investment vehicle.

     Waddell & Reed Services Company acts as transfer agent ("Shareholder Servicing Agent") for the Fund and processes the payments of dividends. Waddell & Reed Services Company also acts as agent ("Accounting Services Agent") in providing bookkeeping and accounting services and assistance to the Fund and pricing daily the value of its shares.

     WRIMCO and Waddell & Reed Services Company are subsidiaries of Waddell & Reed, Inc. Waddell & Reed, Inc. is a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company, and a subsidiary of Waddell & Reed Financial, Inc., a holding company, and Torchmark Corporation, a holding company.

     WRIMCO places transactions for the portfolio of the Fund and in doing so may consider sales of Fund shares as a factor in the selection of brokers to execute portfolio transactions, subject to best execution. For further information concerning Fund portfolio transactions, please see "Portfolio Transactions and Brokerage" in the SAI.

Breakdown of Expenses

     Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

     The Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. The Fund also pays other expenses, which are explained below.

Management Fee

     The management fee of the Fund is calculated by adding a group fee to a specific fee. It is accrued and paid to WRIMCO daily.

     The specific fee is computed on the Fund's net asset value as of the close of business each day at the annual rate of 0.30 of 1% of its net assets. The group fee is a pro rata participation based on the relative net asset size of the Fund in the group fee computed each day on the combined net asset values of all the funds in the United Group at the annual rates shown in the following table:

Group Fee Rate

                 Annual
Group Net        Group
Asset Level     Fee Rate
(all dollars    For Each
in millions)     Level
------------    --------

From $0
  to $750      .51 of 1%

From $750
  to $1,500    .49 of 1%

From $1,500
  to $2,250    .47 of 1%

From $2,250
  to $3,000    .45 of 1%

From $3,000
  to $3,750    .43 of 1%

From $3,750
  to $7,500    .40 of 1%

From $7,500
  to $12,000   .38 of 1%

Over $12,000   .36 of 1%

     Growth in assets of the United Group assures a lower group fee rate.

     The combined net asset values of all of the funds in the United Group were approximately $17.8 billion as of December 31, 1997. Management fees for the fiscal year ended December 31, 1997 were 0.70% of the Fund's average net assets.

Other Expenses

     While the management fee is a significant component of the Fund's annual operating costs, the Fund has other expenses as well.

     The Fund pays the Accounting Services Agent a monthly fee based on the average net assets of the Fund for accounting services. With respect to its Class A shares, the Fund pays the Shareholder Servicing Agent a monthly fee for each Class A shareholder account that was in existence at any time during the month, and a fee for each account on which a dividend or other distribution had a record date during the month.

     The Fund has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act with respect to its Class A shares. Under the Plan, the Fund may pay monthly a fee to Waddell & Reed, Inc. in an amount not to exceed 0.25% of the Fund's average annual net assets of its Class A shares. The fee is to be paid to reimburse Waddell & Reed, Inc. for amounts it expends in connection with the distribution of the Class A shares, and/or provision of personal services to Class A shareholders and maintenance of Class A shareholder accounts.

     There are two parts to this fee: all or a portion of the fee may be paid to Waddell & Reed, Inc. for distribution services and distribution expenses, including commissions paid by Waddell & Reed, Inc. to its account representatives, account managers and/or other broker-dealers (the "distribution fee") with respect to the Fund's Class A shares; and all or a portion of the fee may be paid to Waddell & Reed, Inc. for the provision by Waddell & Reed, Inc., Waddell & Reed Services Company and/or other third parties (including broker-dealers who may sell Class A shares) of personal services to Class A shareholders and other services to maintain Class A shareholder accounts (the "service fee"). However, the total amount of the distribution fee and service fee paid by the Fund pursuant to the Plan will not exceed, on an annual basis, 0.25% of the average annual net assets of the Fund's Class A shares.

     The Fund also pays other expenses, such as fees and expenses of certain directors, audit and outside legal fees, costs of materials sent to shareholders, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under federal or other securities laws and to the Investment Company Institute, and extraordinary expenses including litigation and indemnification relative to litigation.

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of such securities during the year, excluding certain short-term securities and bullion. The factors that may affect the rate include moving from a position emphasizing gold and other minerals-related securities to a position emphasizing U.S. Government Securities or vice versa and the possible necessary sales of securities to meet redemptions. The Fund may engage in short-term trading and have a high portfolio turnover.

United Gold & Government Fund, Inc.

Custodian                     Underwriter
  UMB Bank, n.a.                Waddell & Reed, Inc.
  Kansas City, Missouri         6300 Lamar Avenue
                                P. O. Box 29217
Legal Counsel                   Shawnee Mission, Kansas
  Kirkpatrick & Lockhart LLP       66201-9217
  1800 Massachusetts Avenue, N. W.      (913) 236-2000
  Washington, D. C.  20036      (800) 366-5465

Independent Auditors          Shareholder Servicing Agent
  Deloitte & Touche LLP         Waddell & Reed
  1010 Grand Avenue                Services Company
  Kansas City, Missouri         6300 Lamar Avenue
     64106-2232                 P. O. Box 29217
                                Shawnee Mission, Kansas
Investment Manager                 66201-9217
  Waddell & Reed Investment     (913) 236-2000
     Management Company         (800) 366-5465
  6300 Lamar Avenue
  P. O. Box 29217             Accounting Services Agent
  Shawnee Mission, Kansas       Waddell & Reed
     66201-9217                    Services Company
  (913) 236-2000                6300 Lamar Avenue
  (800) 366-5465                P. O. Box 29217
                                Shawnee Mission, Kansas
                                    66201-9217
                                (913) 236-2000
                                (800) 366-5465


Our INTERNET address is:
  http://www.waddell.com

United Gold & Government Fund, Inc.
Class A Shares
PROSPECTUS
March 31, 1998

The United Group of Mutual Funds
United Asset Strategy Fund, Inc.
United Cash Management, Inc.
United Continental Income Fund, Inc.
United Funds, Inc.
     United Bond Fund
     United Income Fund
     United Accumulative Fund
     United Science and Technology Fund
United Gold & Government Fund, Inc.
United Government Securities Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United International Growth Fund, Inc.
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United New Concepts Fund, Inc.
United Retirement Shares, Inc.
United Vanguard Fund, Inc.

NUP1013(3-98)

printed on recycled paper

Please read this Prospectus before investing, and keep it on file for future reference. It sets forth concisely the information about the Fund that you ought to know before investing.

Additional information has been filed with the Securities and Exchange Commission and is contained in a Statement of Additional Information ("SAI") dated March 31, 1998. The SAI is available free upon request to the Fund or Waddell & Reed, Inc., the Fund's underwriter, at the address or telephone number below. The SAI is incorporated by reference into this Prospectus, and you will not be aware of all facts unless you read both this Prospectus and the SAI.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


United Gold & Government Fund, Inc.
Class Y Shares

This Fund seeks a high total return through investments in precious metals, minerals-related securities or U.S. Government securities.

This Prospectus describes one class of shares of the Fund -- Class Y Shares.

Prospectus
March 31, 1998

UNITED GOLD & GOVERNMENT FUND, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
800-366-5465

Table of Contents

AN OVERVIEW OF THE FUND........................................40

EXPENSES.......................................................41

FINANCIAL HIGHLIGHTS...........................................42

PERFORMANCE....................................................43
 Explanation of Terms .........................................43

ABOUT WADDELL & REED...........................................44

ABOUT THE INVESTMENT PRINCIPLES OF THE FUND....................45

ABOUT YOUR ACCOUNT.............................................46
 Buying Shares ................................................46
 Minimum Investments ..........................................47
 Adding to Your Account .......................................47
 Selling Shares ...............................................48
 Telephone Transactions .......................................49
 Shareholder Services .........................................49
   Personal Service ...........................................49
   Reports ....................................................50
   Exchanges ..................................................50
 Distributions and Taxes ......................................50
   Distributions ..............................................50
   Taxes ......................................................50

ABOUT THE MANAGEMENT AND EXPENSES OF THE FUND..................53
 WRIMCO and Its Affiliates ....................................53
 Breakdown of Expenses ........................................54
   Management Fee .............................................54
   Other Expenses .............................................55

An Overview of the Fund

The Fund: This Prospectus describes the Class Y shares of United Gold & Government Fund, Inc., an open-end, diversified management investment company.

Goal and Strategies: United Gold & Government Fund, Inc. (the "Fund") seeks a high total return through investments in precious metals, minerals-related securities or U.S. Government Securities. The Fund's portfolio will generally include minerals-related securities and gold, silver and platinum during periods of actual or expected inflation or when the environment for investment in precious metals otherwise appears to be favorable, and U.S. Government Securities during periods of actual or expected disinflation or low inflation. See "About the Investment Principles of the Fund" for further information.

Management: Waddell & Reed Investment Management Company ("WRIMCO") provides investment advice to the Fund and manages the Fund's investments. WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. WRIMCO, Waddell & Reed, Inc. and its predecessors have provided investment management services to registered investment companies since 1940. See "About the Management and Expenses of the Fund" for further information about management fees.

Distributor: Waddell & Reed, Inc. acts as principal underwriter and distributor of the shares of the Fund.

Purchases: You may buy Class Y shares of the Fund through Waddell & Reed, Inc. and its account representatives. The price to buy a Class Y share of the Fund is the net asset value of a Class Y share. There is no sales charge incurred upon purchase of Class Y shares of the Fund. See "About Your Account" for information on how to purchase Class Y shares.

Redemptions: You may redeem your shares at net asset value. When you sell your shares, they may be worth more or less than what you paid for them. See "About Your Account" for a description of redemption procedures.

Who May Want to Invest: The Fund is designed for investors who are willing to accept significant risks with the opportunity to participate in potentially high returns. You should consider whether the Fund fits with your particular investment objectives.

Risk Considerations: The Fund is subject to significant risks associated with gold and other minerals-related securities, foreign securities and precious metals. The value of the Fund's investments and the income generated will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments. See "About the Investment Principles of the Fund" for information about the risks associated with the Fund's investments.

Expenses

Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund.

Maximum sales load
  on purchases            None

Maximum sales load
  on reinvested
  dividends               None

Deferred
  sales load              None

Redemption fees           None

Exchange fee              None

Annual Fund operating expenses (as a percentage of average net assets).

Management fees         0.70%
12b-1 fees             None
Other expenses          0.74%
Total Fund
  operating expenses    1.44%

Example:  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return3 and (2) redemption at the end of each time period:

 1 year                $ 15
 3 years               $ 46
 5 years               $ 79
10 years               $172

     The purpose of this table is to assist you in understanding the various costs and expenses that a shareholder of the Class Y shares of the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. For a more complete discussion of certain expenses and fees, see "Breakdown of Expenses."


3Use of an assumed annual return of 5% is for illustration purposes only and is not a representation of the Fund's future performance, which may be greater or lesser.

Financial Highlights

     The following information has been audited in conjunction with the annual audits of the Financial Statements of the Fund. Financial Statements for the fiscal year ended December 31, 1997, and the independent auditors' report of Deloitte & Touche LLP thereon, are included in the SAI and should be read in conjunction with the Financial Highlights.

             For a Class Y share outstanding throughout the period:

                    For the        For the
                     fiscal         period
                       year        from 2/27/96*
                      ended        through
                   12/31/97        12/31/96
                   --------        --------
Net asset value,
 beginning of period  $9.07          $9.35
                      -----          -----
Income from investment
 operations:
 Net investment
   income ..........   0.19           0.09
 Net realized and
   unrealized loss
   on investments...  (2.19)         (0.26)
                      -----          -----
Total from investment
 operations ........  (2.00)         (0.17)
                      -----          -----
Less dividends from
   net investment
   income...........  (0.20)         (0.11)
                      -----          -----
Net asset value,
 end of period .....  $6.87          $9.07
                      =====          =====
Total return ....... -22.18%         -1.88%
Net assets, end of
 period (000
 omitted)  .........   $384           $516
Ratio of expenses
 to average net
 assets ............   1.44%          1.18%**
Ratio of net
 investment income
 to average net
 assets ............   2.31%          1.30%**
Portfolio
 turnover rate .....  94.00%        101.34%**
Average commission
 rate paid  ........  $0.0250        $0.0294

   *Commencement of operations.
  **Annualized.

Performance

     Mutual fund performance is commonly measured as total return. The Fund may also advertise its performance by showing performance rankings. Performance information is calculated and presented separately for each class of Fund shares.

Explanation of Terms

     Total Return is the overall change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and other distributions. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized total return.

     Performance Rankings are comparisons of the Fund's performance to the performance of other selected mutual funds, selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average, or non-market indices or averages of mutual fund industry groups. The Fund may quote its performance rankings and/or other information as published by recognized independent mutual fund statistical services or by publications of general interest. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it relates, the number of funds in the category, the criteria upon which the ranking is based and the effect of sales charges, fee waivers and/or expense reimbursements.

     All performance information that the Fund advertises or includes in information provided to present or prospective shareholders is historical in nature and is not intended to represent or guarantee future results. The value of the Fund's shares when redeemed may be more or less than their original cost.

     The Fund's recent performance and holdings will be detailed twice a year in the Fund's annual and semiannual reports, which are sent to all Fund shareholders.

About Waddell & Reed

     Since 1937, Waddell & Reed has been helping people make the most of their financial future by helping them take advantage of various financial services. Today, Waddell & Reed has over 2500 account representatives located throughout the United States. Your primary contact in your dealings with Waddell & Reed will be your local account representative. However, the Waddell & Reed shareholder services department, which is part of the Waddell & Reed headquarters operations in Overland Park, Kansas, is available to assist you and your Waddell & Reed account representative. You may speak with a Customer Service Representative by calling the telephone number listed on the inside back cover of this Prospectus.

About the Investment Principles of the Fund

Investment Goal and Principles

     The goal of the Fund is to seek a high total return to investors. The Fund seeks to achieve this goal by investing in (i) minerals-related securities and gold, silver and platinum during periods of actual or expected inflation, (ii) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities") during periods of actual or expected disinflation or low inflation, and (iii) gold, silver and platinum during periods when the environment for investment in precious metals otherwise appears to be favorable. Minerals-related securities are securities that offer an investment participation in the mining, processing, production, exploration, refining or sales of gold, platinum, silver or hydrocarbons. There is no assurance that the Fund will achieve its goal.

     During past inflationary periods, minerals-related securities and precious metals, such as gold, silver and platinum, generally have increased in value, while the value of debt securities has tended to decrease due to rising interest rates. Conversely, during periods of disinflation or low inflation, the value of debt securities has generally increased, while the value of minerals-related securities and precious metals has decreased. Low inflation is considered to be generally in the 3% to 6% range, as measured by the Consumer Price Index. Also, during periods of declining stock prices, the prices of gold, silver and platinum may increase or remain stable, while the value of minerals-related securities may be subject to a general decline experienced by the stock market as a whole. Based on these historical trends, WRIMCO will attempt to anticipate inflationary and disinflationary periods and manage the Fund's investments in a manner designed to achieve the Fund's goal.

     As a matter of fundamental policy, the Fund will not invest in other than
(i) those minerals-related securities that are related to the mining, processing, production, exploration, refining or sales of gold, (ii) U.S. Government Securities, and/or (iii) gold, silver and platinum if thereafter less than 65% of its total assets would be invested in these investments. The Fund may invest in securities other than minerals-related securities, U.S. Government Securities and gold, silver or platinum, subject to this 65% test and to the other restrictions set forth in this Prospectus and the SAI.

     It is a fundamental policy of the Fund to concentrate its investments (i.e., invest more than 25% of its assets) in an industry related to gold and other minerals during periods of actual or anticipated inflation, and up to 100% of its assets may be so invested. During periods of actual or expected disinflation or low inflation, up to 100% of the Fund's assets may be invested in U.S. Government Securities of varying maturities and not more than 25% of the Fund's assets will be invested in gold and other minerals-related securities. When the Fund is invested in minerals-related securities, it is anticipated that a substantial portion, and up to 100%, of its assets will be invested in foreign securities. See "Foreign Securities." The securities that the Fund may own include debt securities, preferred stock, common stock and convertible securities.

     WRIMCO believes that this strategy will allow the Fund to achieve a higher total return than could be achieved if it remained invested in minerals-related securities and precious metals during periods of low inflation or disinflation because the income and value of minerals-related securities and precious metals might decline during periods of disinflation or low inflation. During such periods, WRIMCO expects that higher income can be achieved and that capital will be better preserved by investing in U.S. Government Securities. It is expected that, during periods of disinflation and low inflation, a greater portion of the total return of the Fund will be attributable to income achieved through investment in U.S. Government Securities. It is expected that, during inflationary periods, a greater portion of the total return of the Fund will be attributable to appreciation from investment in minerals-related securities and precious metals.

     WRIMCO will evaluate numerous economic and monetary factors in making a determination as to whether the economy is in or is likely to enter into an inflationary or disinflationary period. Among the factors WRIMCO will evaluate are changes in governmental fiscal and monetary policy, rates of changes in the Consumer Price Index, and actual and anticipated changes and rate of change in the value of the U.S. dollar in relation to other key foreign currencies, short- and long-term interest rates, and the money supply. For example, when WRIMCO believes that the economy is in an inflationary cycle or an inflationary cycle is expected because of rising interest rates, a decline in the value of the U.S. dollar, and a higher rate of change in the Consumer Price Index, the Fund generally will concentrate in minerals-related securities. On the other hand, when interest rates are declining, the value of the U.S. dollar is increasing, and the rate of change in the Consumer Price Index is declining, the Fund generally will invest in U.S. Government Securities. However, WRIMCO will take into account factors other than those given in these examples and WRIMCO's subjective judgment of all factors it deems relevant precludes the application of any formulas or mechanical determinations in assessing the state of the economy. WRIMCO's evaluation takes into consideration political instability in certain parts of the world as well as domestic and international economic factors.

Risk Considerations

     There are risks inherent in any investment. The Fund is subject to varying degrees of market risk, financial risk and, in some cases, prepayment risk. Market risk is the potential for fluctuations in the price of the security or other asset because of market factors. Because of market risks, you should anticipate that the share price of the Fund will fluctuate. Financial risk is based on the financial situation of the issuer. The financial risk of the Fund depends on the credit quality of the underlying securities. Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid prior to its expected maturity date.

     Because the Fund owns different types of investments, its performance will be affected by a variety of factors. The value of the Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news.

     The Fund may also invest in certain derivative instruments, including options, futures contracts, options on futures contracts, forward contracts, swaps, caps, collars, floors, indexed securities, stripped securities and mortgage-backed and other asset-backed securities. The use of derivative instruments involves special risks. See "Risks of Derivative Instruments" for further information on the risks of investing in these instruments.

     Investments in minerals-related securities and precious metals are considered speculative and involve substantial risks and special considerations, including the following:

     Risk of Price Fluctuations. Metals and minerals prices are affected by various factors such as economic conditions, political events, monetary policies and other factors. As a result, prices of minerals-related securities and of gold, silver and platinum may fluctuate sharply.

     Concentration of Source of Gold Supply and Control of Gold Sales. The six largest producers of gold are the Republic of South Africa, the United States, Australia, Commonwealth of Independent States (the "CIS," formerly the Union of Soviet Socialist Republics), Canada and China. Economic, social and political conditions and objectives prevailing in these countries may have a direct effect on the production and marketing of newly produced gold and sales of central bank gold holdings. In South Africa, the activities of companies engaged in gold mining are subject to the policies adopted by the Ministry of Mines. The Reserve Bank of South Africa, as the sole authorized sales agent for South African gold, has an influence on the price and timing of sales of South African gold. As South Africa is the largest producer of gold, social and political conditions and related economic difficulties in South Africa may, from time to time, influence the price of gold and the share values of mining companies involved in South Africa and elsewhere. Investors should understand the special considerations and risks related to an investment emphasis in securities of South African issuers and its potential effects on the Fund's per share value. The Fund may invest up to 100% of its assets in securities of South African issuers.

     Unpredictable International Monetary Policies, Economic and Political Conditions. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be less liquid or that the change in value of its assets might be more volatile than would be the case with other investments. In particular, the price of gold is affected by direct and indirect use of it to settle net deficits and surpluses between nations.
Because the prices of metals and minerals may be affected by unpredictable international monetary policies and economic conditions, there may be greater likelihood of a more dramatic impact upon the market price of the Fund's investments than of other investments.

     Foreign Securities. A major portion of the Fund's assets will usually be invested in foreign securities during periods of actual or anticipated inflation. See "Foreign Securities" below.

     Failure to Anticipate Changes in Economic Cycles. In addition to the risks discussed above, the Fund's investment success will be dependent to a high degree on WRIMCO's ability to anticipate the onset and termination of inflationary and disinflationary cycles. A failure to anticipate a disinflationary cycle could result in the Fund's assets being disproportionately invested in minerals-related securities. Conversely, a failure to predict an inflationary cycle could result in the Fund's assets being disproportionately invested in U.S. Government Securities. The Fund's investment success will be dependent to a high degree on the validity of the premise that the values of minerals-related securities will move in a different direction than the values of U.S. Government Securities during periods of inflation or disinflation. If the values of both types of securities move down during the same period of time, the value of the shareholder's investment will decline rather than stabilize or increase, as anticipated, regardless of whether the Fund is invested in minerals-related securities or U.S. Government Securities.

Securities and Investment Practices

     The following pages contain more detailed information about types of instruments in which the Fund may invest, and strategies WRIMCO may employ in pursuit of the Fund's investment goal. A summary of risks associated with these instrument types and investment practices is included as well.

     WRIMCO might not buy all of these instruments or use all of these techniques to the full extent permitted by the Fund's investment policies and restrictions unless it believes that doing so will help the Fund achieve its goal.

     Certain of the investment policies and restrictions of the Fund are noted above; others are stated below. A fundamental policy may not be changed without the approval of the shareholders of the Fund. Operating policies may be changed by the Board of Directors without the approval of the affected shareholders.
The goal of the Fund is a fundamental policy. Unless otherwise indicated, the types of securities and other assets in which the Fund may invest and other policies are operating policies.

     Policies and limitations are typically considered at the time of purchase; the sale of instruments is usually not required in the event of a subsequent change in circumstances.

     Please see the SAI for further information concerning the following instruments and associated risks and the Fund's investment policies and restrictions.

     Precious Metals. The ownership of precious metals may allow the Fund to take advantage of those periods of time when the outlook for the price of gold, silver and platinum is favorable while the outlook for the share prices of minerals-related securities may be unfavorable. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of gold-related securities may be subject to the same general decline experienced by the stock market as a whole. Under these or similar circumstances, the ability of the Fund to purchase and hold gold, silver or platinum will allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of minerals-related securities may be declining.

     The Fund's ability to purchase platinum may allow the Fund to invest in platinum without the risks associated with owning shares of South African and CIS companies engaged in the production of platinum. While the Fund is authorized to invest in South African and CIS issuers, investments in South Africa and in the CIS are subject to the risks associated with the unsettled political and social conditions prevailing in those and neighboring countries.

     The Fund anticipates that gold, silver and platinum will be purchased in the form of bullion or coins or in the form of vault or other negotiable receipts representing ownership of these metals. The Fund may incur expenses for the shipping, storage and insurance of precious metals it purchases.

     Precious metals prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the price of gold, silver or platinum may fluctuate widely. The sole source of return to the Fund from such investments will be gains realized on sales; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield.

     The Fund's direct investment in precious metals may be limited by tax considerations. See "Taxes-General" in the SAI.

     Policies and Restrictions: The Fund may not invest more than 25% of its total assets in gold, silver and platinum.

     Equity Securities. Equity securities represent an ownership interest in an issuer. This ownership interest often gives an investor the right to vote on measures affecting the issuer's organization and operations. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which the Fund invests may include preferred stock that converts to common stock either automatically or after a specified period of time or at the option of the issuer.

     Debt Securities. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The debt securities in which the Fund invests may include debt securities whose performance is linked to a specified equity security or securities index.

     Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. The values of floating and adjustable-rate debt securities are not as sensitive to changes in interest rates as the values of fixed-rate debt securities. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.

     U.S. Government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government ("U.S. Government Securities"). Not all U.S. Government Securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

     The Fund may invest in zero coupon securities that are "stripped" U.S. Treasury notes and bonds, zero coupon bonds of corporate issuers and other securities that are issued with original issue discount ("OID"). Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater fluctuations in response to changing interest rates than the prices of debt obligations of comparable maturities that make current distributions of interest in cash.

     The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although the Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities. Nevertheless, for income and excise tax purposes the Fund annually must distribute to its shareholders substantially all of its net investment income, including OID. Accordingly, the Fund will be required to include in its dividends an amount equal to the income attributable to its zero coupon and other OID securities. See "Taxes" in the SAI. Those dividends will be paid from the Fund's cash assets or by liquidation of portfolio securities, if necessary, at a time when the Fund otherwise might not have done so.

     Subject to its investment restrictions, the Fund may invest in debt securities rated in any rating category of the established rating services, including securities in the lowest rating category (such as those rated D by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), and C by Moody's Investors Service, Inc. ("MIS")). In addition, the Fund will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security to be equivalent to securities having that rating. Debt securities rated at least BBB by S&P or Baa by MIS are considered to be investment grade securities. Securities rated BBB or Baa may have speculative characteristics. Debt securities rated D by S&P or C by MIS are in payment default and are regarded as having extremely poor prospects of ever attaining any real investment standing. Credit ratings for individual securities may change from time to time, and the Fund may retain a portfolio security whose rating has been changed. See the SAI for additional information about non-investment grade debt securities.

     Policies and Restrictions: In the case of U.S. Government Securities issued by an agency or instrumentality that are not backed by the full faith and credit of the United States, the Fund will invest in such securities only when WRIMCO is satisfied that the credit risk with respect to such agency or instrumentality is acceptable.

     Preferred Stock. The Fund may invest in preferred stock rated in any rating category by an established rating service and unrated preferred stock judged by WRIMCO to be of equivalent quality.

     Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally have higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.

     Policies and Restrictions: The Fund does not intend to invest more than 5% of its assets in non-investment grade debt securities.

     Foreign Securities and foreign currencies can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that WRIMCO will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified for investments in developing countries. A developing country is a nation that, in WRIMCO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

     Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     When purchasing foreign securities, the Fund may purchase American Depository Receipts, which are certificates issued by U.S. depositories representing the right to receive securities of a foreign issuer deposited with that or another depository, and may also purchase securities of a foreign issuer directly in the foreign market.

     Policies and Restrictions: The Fund may purchase an unlimited amount of foreign securities. The Fund currently intends to limit its investment in obligations of any single foreign government to less than 25% of its total assets.

     Options, Futures and Other Strategies. The Fund may use certain options, futures contracts, forward currency contracts, swaps, caps, collars, floors, indexed securities, mortgage-backed and other asset-backed securities and certain other strategies described herein to attempt to enhance income or yield or to attempt to reduce the risk of its investments. The strategies described below may be used in an attempt to manage the Fund's foreign currency exposure as well as other risks of the Fund's investments that can affect fluctuation in its net asset value. The Fund may also use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values.

     The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The Fund might not use any of these strategies, and there can be no assurance that any strategy that is used will succeed. The risks associated with such strategies are described below. Also see the SAI for more information on these instruments and strategies and their risk considerations.

     Policies and Restrictions: Subject to the further limitations stated in the SAI, generally the Fund may purchase and sell any type of derivative instrument including, without limitation, futures contracts, options, forward contracts, swaps, caps, collars, floors and indexed securities. However, the Fund will only purchase or sell a particular derivative instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the derivative instrument is primarily measured or, with respect to foreign currency derivatives, if the Fund is authorized to invest in foreign securities.

     Options. The Fund may engage in certain strategies involving options to attempt to enhance its income or yield or to attempt to reduce the overall risk of its investments. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     Options offer large amounts of leverage, which will result in the Fund's net asset value being more sensitive to changes in the value of the related investment. There is no assurance that a liquid secondary market will exist for exchange-listed options. The market for options that are not listed on an exchange may be less active than the market for exchange-listed options. The Fund will be able to close a position in an option it has written only if there is a market for the offsetting put or call. If the Fund is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities, or cash in the case of an option on an index, subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into or the option expires.

     Because index options are settled in cash, the Fund cannot provide in advance for its potential settlement obligations on a call it has written on an index by holding the underlying securities. The Fund bears the risk that the value of the securities it holds will vary from the value of the index.

     Futures Contracts and Options on Futures Contracts. When the Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. When the Fund sells a futures contract, it incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed-upon price.

     When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in the futures contract (a long position if the option is a call and a short position if the option is a put).

     Forward Currency Contracts and Foreign Currencies. The Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and a foreign currency. For example, when WRIMCO anticipates purchasing or selling a security denominated in a foreign currency, the Fund may enter into a forward currency contract in order to set the exchange rate at which the transaction will be made. The Fund also may enter into a forward currency contract to sell an amount of a foreign currency approximating the value of some or all of the Fund's securities positions denominated in such currency. The Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if WRIMCO anticipates that there will be a correlation between the two currencies.

     The Fund may also use forward currency contracts to shift the Fund's exposure to foreign currency exchange rate changes from one foreign currency to another. For example, if the Fund owns securities denominated in a foreign currency and WRIMCO believes that currency will decline relative to another currency, it might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the Fund's exposure to foreign currency exchange rate fluctuations. The Fund may also purchase forward currency contracts to enhance income when WRIMCO anticipates that the foreign currency will appreciate in value, but securities denominated in that currency do not present attractive investment opportunities.

     Successful use of forward currency contracts depends on WRIMCO's skill in analyzing and predicting currency values. Forward currency contracts may substantially change the Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as WRIMCO anticipates. There is no assurance that WRIMCO's use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time.

     The Fund may purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

     Indexed Securities. The Fund may purchase indexed securities, which are securities the value of which varies in relation to the value of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators, subject to its operating policy regarding derivative instruments. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments.

     Swaps, Caps, Collars and Floors. The Fund may enter into swaps, caps, collars and floors as described below. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance income or yield.

     Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling such floor. A collar combines elements of buying a cap and selling a floor.

     Depending on how they are used, the swap, cap, collar and floor agreements used by the Fund may also increase or decrease the overall volatility of its investments and its share price and yield. The most significant factor in the performance of these agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund.

     The Fund usually will enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If, however, an agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. The creditworthiness of firms with which the Fund enters into swaps, caps, collars or floors will be monitored by WRIMCO in accordance with procedures adopted by the Board of Directors. If a firm's creditworthiness declines, the value of an agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The Fund understands that the position of the staff of the Securities and Exchange Commission is that assets involved in such transactions are illiquid and are, therefore, subject to the limitations on investment in illiquid investments as described in the SAI.

     Mortgage-Backed and Other Asset-Backed Securities are bonds backed by specific types of assets. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. U.S. Government mortgage-backed securities are issued or guaranteed as to principal and interest (but not as to market value) by the Government National Mortgage Association, Fannie Mae (formerly, the Federal National Mortgage Association), the Federal Home Loan Mortgage Corporation or other government-sponsored enterprises. Other mortgage-backed securities are sponsored or issued by private entities, including investment banking firms and mortgage originators.

     Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to in this Prospectus as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

     For example, interest-only ("IO") classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government guaranteed or considered to be of the highest quality. Conversely, principal-only ("PO") classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

     When interest rates decline and homeowners refinance their mortgages, mortgage-backed bonds may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed bonds may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

     Other asset-backed securities are similar to mortgage-backed securities, except that the underlying assets securing the debt are different. These underlying assets may be nearly any type of financial asset or receivable, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from credit cards.

     The yield characteristics of mortgage-backed and other asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed and other asset-backed securities may also decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the Fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the Fund purchased the security.

     The market for privately issued mortgage-backed and other asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

     Risks of Derivative Instruments. The use of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, collars and floors, and the investment in indexed securities, stripped securities and mortgage-backed and other asset-backed securities, involve special risks, including (i) possible imperfect or no correlation between price movements of the portfolio investments (held or intended to be purchased) involved in the transaction and price movements of the instruments involved in the transaction,
(ii) possible lack of a liquid secondary market for any particular instrument at a particular time, (iii) the need for additional portfolio management skills and techniques, (iv) losses due to unanticipated market price movements, (v) the fact that, while such strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in investments involved in the transaction, (vi) incorrect forecasts by WRIMCO concerning interest or currency exchange rates or direction of price fluctuations of the investment involved in the transaction, which may result in the strategy being ineffective, (vii) loss of premiums paid by the Fund on options it purchases, and (viii) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with such transactions and the possible inability of the Fund to close out or liquidate its position.

     For a hedging strategy to be completely effective, the price change of the hedging instrument must equal the price change of the investment being hedged. The risk of imperfect correlation of these price changes increases as the composition of the Fund's portfolio diverges from instruments underlying a hedging instrument. Such equal price changes are not always possible because the investment underlying the hedging instruments may not be the same investment that is being hedged. WRIMCO will attempt to create a closely correlated hedge but hedging activity may not be completely successful in eliminating market value fluctuation.

     WRIMCO may use derivative instruments for hedging purposes to adjust the risk characteristics of the Fund's portfolio of investments and may use these instruments to adjust the return characteristics of the Fund's portfolio of investments. The use of derivative techniques for speculative purposes can increase investment risk. If WRIMCO judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that the Fund has entered into.

     The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest or currency exchange rate or stock market movements or the time span within which the movements take place.

     Options and futures transactions may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transaction costs and may result in certain tax consequences.

     New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its goal, investment policies and regulatory requirements applicable to investment companies.

     When-Issued and Delayed-Delivery Transactions are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period, which could affect the Fund's yield.

     When purchasing securities on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

     Policies and Restrictions: The Fund may purchase only U.S. Government Securities on a when-issued or delayed-delivery basis, or sell them on a delayed-delivery basis.

     Repurchase Agreements. In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price.
Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

     Restricted Securities and Illiquid Investments. Restricted securities are securities that are subject to legal or contractual restrictions on resale. Restricted securities may be illiquid due to restrictions on their resale. Certain restricted securities may be determined to be liquid in accordance with guidelines adopted by the Fund's Board of Directors.

     Illiquid investments may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to the Fund.

     Policies and Restrictions: The Fund may not purchase a security if, as a result, more than 10% of its net assets would consist of illiquid investments.

     Diversification. Diversifying the Fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. As described above, however, the Fund intends to concentrate in gold and other minerals-related securities.

     Policies and Restrictions: As a fundamental policy, the Fund may not, with respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and "Government securities" as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), if immediately after and as a result of such purchase, (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer.

     As a fundamental policy, the Fund may not buy a security if, as a result, more than 25% of the Fund's total assets would then be invested in securities of companies in any one industry; however, the Fund intends to concentrate in gold and other minerals-related securities.

     Borrowing. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off.

     If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

     Policies and Restrictions: As a fundamental policy, the Fund may not borrow for investment purposes. As a fundamental policy, the Fund may borrow money only from banks, as a temporary measure or for extraordinary or emergency purposes but only up to 5% of its total assets. The Fund may not pledge its assets in connection with any permitted borrowings; however, this policy shall not prevent the Fund from pledging its assets in connection with its purchase and sale of futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments.

     Lending. Securities loans may be made on a short-term or long-term basis for the purpose of increasing the Fund's income. This practice could result in a loss or a delay in recovering the Fund's securities. Loans will be made only to parties deemed by WRIMCO to be creditworthy.

     Policies and Restrictions: As a fundamental policy, the Fund may not lend more than 30% of its assets at any one time, and such loans must be on a collateralized basis in accordance with applicable regulatory requirements.

     Other Instruments may include warrants, rights and securities of closed-end investment companies. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

     Policies and Restrictions: As a fundamental policy, the Fund may buy shares of other investment companies that do not redeem their shares only if it does so in a regular transaction in the open market, and only if not more than 10% of the Fund's total assets would be invested in these shares. The Fund does not intend to invest more than 5% of its assets in such securities.

About Your Account

     Class Y shares are designed for institutional investors. Class Y shares are available for purchase by:

 . participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401, including 401(k) plans, of the Internal Revenue Code of 1986, as amended (the "Code"), when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records;

 . banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records;

 . government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more; and

 . certain retirement plans and trusts for employees and account representatives of Waddell & Reed, Inc. and its affiliates.

Buying Shares

     You may buy shares of the Fund through Waddell & Reed, Inc. and its account representatives. To open your account you must complete and sign an application. Your Waddell & Reed account representative can help you with any questions you might have.

     The price to buy a share of the Fund, called the offering price, is calculated every business day.

     The offering price of a Class Y share (price to buy one Class Y share) is the Fund's Class Y net asset value ("NAV"). The Fund's Class Y shares are sold without a sales charge.

     To purchase by wire, you must first obtain an account number by calling 1-800-366-5465, then mail a completed application to Waddell & Reed, Inc., P. O. Box 29217, Shawnee Mission, Kansas 66201-9217, or fax it to 913-236-5044. Instruct your bank to wire the amount you wish to invest to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

     To purchase by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

     The Fund's Class Y NAV is the value of a single share. The Class Y NAV is computed by adding, with respect to that class, the value of the Fund's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of Class Y shares outstanding.

     The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market quotations or, if market quotations are not available, at their fair value in a manner determined in good faith by or at the direction of the Board of Directors. Bonds are generally valued according to prices quoted by a third party pricing service. Short-term debt securities are valued at amortized cost, which approximates market value. Other assets are valued at their fair value by or at the direction of the Board of Directors.

     The Fund is open for business each day the New York Stock Exchange (the "NYSE") is open. The Fund normally calculates the NAVs of its shares as of the later of the close of business of the NYSE, normally 4 p.m. Eastern time, or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by the Fund is traded.

     The Fund may invest in securities listed on foreign exchanges which may trade on Saturdays or on customary U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when the Fund does not price its shares and when you have no access to the Fund.

     When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

 . Orders are accepted only at the home office of Waddell & Reed, Inc.
 . All of your purchases must be made in U.S. dollars.
 . If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the United Group, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.
 . The Fund does not issue certificates representing Class Y shares of the Fund.

     When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

     Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Fund reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

To Open an Account

For a government entity or authority or for a corporation:
               $10 million
              (within
              first
              twelve
              months)

For other
investors:    Any amount

Adding to Your Account

     You can make additional investments of any amount at any time.

     To add to your account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

     To add to your account by mail: Make your check payable to Waddell & Reed, Inc. Mail the check along with a letter stating your account number, the account registration and that you wish to purchase Class Y shares of the Fund to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217

Selling Shares

     You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

     The redemption price (price to sell one Class Y share) is the Fund's Class Y NAV.

     To sell shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 1-800-366-5465 or fax your request to 913-236-5044 and give your instructions to redeem shares and make payment by wire to your pre-designated bank account or by check to you at the address on the account.

     To sell shares by written request: Complete an Account Service Request form, available from your Waddell & Reed account representative, or write a letter of instruction with:

 . the name on the account registration;
 . the Fund's name;
 . the Fund account number;
 . the dollar amount or number of shares to be redeemed; and . any other applicable requirements listed in the table below.

     Deliver the form or your letter to your Waddell & Reed account representative, or mail it to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

     Unless otherwise instructed, Waddell & Reed will send a check to the address on the account.

                    Special Requirements for Selling Shares

Account Type               Special Requirements

Retirement       The written instructions must
Account          be signed by a properly
                 authorized person.

Trust            The trustee must sign the
                 written instructions
                 indicating capacity as
                 trustee.  If the trustee's
                 name is not in the account
                 registration, provide a
                 currently certified copy of
                 the trust document.

Business or      At least one person authorized
Organization     by corporate resolution to act
                 on the account must sign the
                 written instructions.

     When you place an order to sell shares, your shares will be sold at the next NAV calculated after receipt of a written request for redemption in good order by Waddell & Reed, Inc. at its home office. Note the following:

 . If more than one person owns the shares, each owner must sign the written request.
 . If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If no such assurance is given, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund is able to verify that your purchase check has cleared and been honored.
 . Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.
 . Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.

     The Fund reserves the right to require a signature guarantee on certain redemption requests. This requirement is designed to protect you and Waddell & Reed from fraud. The Fund may require a signature guarantee in certain situations such as:

 . the request for redemption is made by a corporation, partnership or fiduciary;
 . the request for redemption is made by someone other than the owner of record;
  or
 . the check is being made payable to someone other than the owner of record.

     The Fund will accept a signature guarantee from a national bank, a federally chartered savings and loan or a member firm of a national stock exchange or other eligible guarantor in accordance with procedures of the Fund's transfer agent. A notary public cannot provide a signature guarantee.

     The Fund reserves the right to redeem at NAV all shares of the Fund owned or held by you having an aggregate NAV of less than $500. The Fund will give you notice of its intention to redeem your shares and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares to $500.

Telephone Transactions

     The Fund and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

     Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

     Your local Waddell & Reed account representative is available to provide personal service. Additionally, one toll-free call, 1-800-366-5465, connects you to a Customer Service Representative or TeleWaddell, our automated customer telephone service. During normal business hours, our Customer Service staff is available to respond to your inquiries or update your account records. At almost any time of the day or night, you may access TeleWaddell from a touch-tone phone to:

 . Obtain information about your accounts;

 . Obtain price information about other funds in the United Group; or

 . Request duplicate statements.

Reports

     Statements and reports sent to you include the following:

 . confirmation statements (after every purchase, exchange, transfer or redemption)
 . year-to-date statements (quarterly)
 . annual and semiannual reports (every six months)

     To reduce expenses, only one copy of most annual and semiannual reports will be mailed to your household, even if you have more than one account with the Fund. Call the telephone number listed above for Customer Service if you need copies of annual or semiannual reports or historical account information.

Exchanges

     You may sell your Class Y shares and buy Class Y shares of other funds in the United Group or Class A shares of United Cash Management, Inc. You may exchange only into funds that are legally registered for sale in your state of residence. Note that exchanges out of the Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

     The Fund reserves the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

Distributions and Taxes

Distributions

     The Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. Ordinarily, dividends are distributed from the Fund's net investment income, which includes accrued interest, earned OID, dividends and other income earned on portfolio assets less expenses, quarterly in March, June, September and December.

     Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed in December. The Fund may make additional distributions if necessary to avoid Federal income or excise taxes on undistributed income and capital gains.

     Distribution Options. When you open an account, specify on your application how you want to receive your distributions. The Fund offers three options:

1. Share Payment Option. Your dividend and capital gains and other distributions will be automatically paid in additional Class Y shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains and other distributions will be automatically paid in Class Y shares, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividend and capital gains and other distributions.

     For retirement accounts, all distributions are automatically paid in Class Y shares.

Taxes

     The Fund has qualified and intends to continue to qualify for treatment as a regulated investment company under the Code so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are distributed to its shareholders.

     There are certain requirements that the Fund must satisfy in order to avoid Federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.

     As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications:

     Taxes on distributions. Dividends from the Fund's investment company taxable income are generally taxable to you as ordinary income, whether received in cash or paid in additional Fund shares. Distributions of the Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares.

     Under the Taxpayer Relief Act of 1997 ("1997 Act"), different maximum tax rates apply to a noncorporate taxpayer's net capital gain depending on the taxpayer's holding period and marginal rate of Federal income tax - generally, 28% for gain recognized on securities held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on securities held for more than 18 months. The Internal Revenue Service permits the Fund to divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with the Fund's holding periods for the securities it sold that generated the distributed gain) and requires Fund shareholders to treat those portions accordingly. The Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year including the portions of capital gains distributions, if any, subject to the different maximum rates of tax applicable under the 1997 Act. Under certain circumstances, the Fund may elect to permit shareholders to take a credit or deduction for foreign income taxes paid by the Fund. The Fund will notify you of any such election.

     A portion of the dividends paid by the Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

     Withholding. The Fund is required to withhold 31% of all dividends, capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from dividends and capital gains distributions also is required for such shareholders who otherwise are subject to backup withholding.

     Taxes on transactions. Your redemption of Fund shares will result in taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other fund in the United Group generally will have similar tax consequences. However, special rules apply when you dispose of Fund shares through a redemption or exchange within ninety days after your purchase thereof and subsequently reacquire Fund shares or acquire shares of another fund in the United Group without paying a sales charge due to the thirty-day reinvestment privilege or exchange privilege. See "About Your Account." In these cases, any gain on the disposition of the Fund shares would be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount would increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase Fund shares within thirty days before or after redeeming other Fund shares (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

     State income taxes. The portion of the dividends paid by the Fund attributable to the interest earned on its U.S. Government Securities generally is not subject to state and local income taxes, although distributions by the Fund to its shareholders of net realized gains on the disposition of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Fund in your state and locality.

     The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Fund and its shareholders; see the SAI for a more detailed discussion. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

About the Management and Expenses of the Fund

     United Gold & Government Fund, Inc. is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end diversified management investment company organized as a corporation under Maryland law on February 28, 1985.

     The Fund is governed by a Board of Directors, which has overall responsibility for the management of its affairs. The majority of directors are not affiliated with Waddell & Reed, Inc.

     The Fund has two classes of shares. In addition to the Class Y shares offered by this Prospectus, the Fund has issued and outstanding Class A shares, which are offered by Waddell & Reed, Inc. through a separate prospectus. Prior to February 19, 1996, the Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares. Class A shares are subject to a sales charge on purchases but are not subject to redemption fees. Class A shares are subject to a Rule 12b-1 fee at an annual rate of up to 0.25% of the Fund's average net assets attributable to Class A shares. Additional information about Class A shares may be obtained by calling or writing to Waddell & Reed, Inc. at the telephone number or address on the inside back cover of this Prospectus.

     The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

     Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws of the Fund are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

     Each share (regardless of class) has one vote. All shares of the Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class. Shares are fully paid and nonassessable when purchased.

WRIMCO and Its Affiliates

     The Fund is managed by WRIMCO, subject to the authority of the Fund's Board of Directors. WRIMCO provides investment advice to the Fund and supervises the Fund's investments. Waddell & Reed, Inc. and its predecessors served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the inception of the company, whichever was later, and to TMK/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager and assigned its professional staff for investment management services to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992, and United Asset Strategy Fund, Inc. since it commenced operations in March 1995.

     Michael L. Avery is primarily responsible for the day-to-day management of the portfolio of the Fund. Mr. Avery has held his Fund responsibilities since February 1, 1994. He is Senior Vice President of WRIMCO, Vice President of Waddell & Reed Asset Management Company, an affiliate of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO acts as investment manager. Mr. Avery has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since February 1, 1994, has served as the director of research of Waddell & Reed, Inc. and its successor, WRIMCO, since August 1987, and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since June 1981. Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Fund's investments.

     Waddell & Reed, Inc. serves as the Fund's underwriter and as underwriter for each of the other funds in the United Group of Mutual Funds and Waddell & Reed Funds, Inc., and acts as the principal underwriter and distributor for variable life insurance and variable annuity policies issued by United Investors Life Insurance Company for which TMK/United Funds, Inc. is the underlying investment vehicle.

     Waddell & Reed Services Company acts as transfer agent ("Shareholder Servicing Agent") for the Fund and processes the payments of dividends. Waddell & Reed Services Company also acts as agent ("Accounting Services Agent") in providing bookkeeping and accounting services and assistance to the Fund and pricing daily the value of its shares.

     WRIMCO and Waddell & Reed Services Company are subsidiaries of Waddell & Reed, Inc. Waddell & Reed, Inc. is a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company, and a subsidiary of Waddell & Reed Financial, Inc., a holding company, and Torchmark Corporation, a holding company.

     WRIMCO places transactions for the portfolio of the Fund and in doing so may consider sales of Fund shares as a factor in the selection of brokers to execute portfolio transactions, subject to best execution. For further information concerning Fund portfolio transactions, please see "Portfolio Transactions and Brokerage" in the SAI.

Breakdown of Expenses

     Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

     The Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. The Fund also pays other expenses, which are explained below.

Management Fee

     The management fee of the Fund is calculated by adding a group fee to a specific fee. It is accrued and paid to WRIMCO daily.

     The specific fee is computed on the Fund's net asset value as of the close of business each day at the annual rate of .30 of 1% of its net assets. The group fee is a pro rata participation based on the relative net asset size of the Fund in the group fee computed each day on the combined net asset values of all the funds in the United Group at the annual rates shown in the following table:

Group Fee Rate

                 Annual
Group Net        Group
Asset Level     Fee Rate
(all dollars    For Each
in millions)     Level
------------    --------

From $0
  to $750      .51 of 1%

From $750
  to $1,500    .49 of 1%

From $1,500
  to $2,250    .47 of 1%

From $2,250
  to $3,000    .45 of 1%

From $3,000
  to $3,750    .43 of 1%

From $3,750
  to $7,500    .40 of 1%

From $7,500
  to $12,000   .38 of 1%

Over $12,000   .36 of 1%

     Growth in assets of the United Group assures a lower group fee rate.

     The combined net asset values of all of the funds in the United Group were approximately $17.8 billion as of December 31, 1997. Management fees for the fiscal year ended December 31, 1997 were 0.70% of the Fund's average net assets.

Other Expenses

     While the management fee is a significant component of the Fund's annual operating costs, the Fund has other expenses as well.

     The Fund pays the Accounting Services Agent a monthly fee based on the average net assets of the Fund for accounting services. With respect to its Class Y shares, the Fund pays the Shareholder Servicing Agent a monthly fee based on the average daily net assets of the class for the preceding month.

     The Fund also pays other expenses, such as fees and expenses of certain directors, audit and outside legal fees, costs of materials sent to shareholders, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the Investment Company Institute, and extraordinary expenses including litigation and indemnification relative to litigation.

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of such securities during the year, excluding certain short-term securities and bullion. The factors that may affect the rate include moving from a position emphasizing gold and other minerals-related securities to a position emphasizing U.S. Government Securities or vice versa and the possible necessary sales of securities to meet redemptions. The Fund may engage in short-term trading and have a high portfolio turnover.

United Gold & Government Fund, Inc.

Custodian                     Underwriter
  UMB Bank, n.a.                Waddell & Reed, Inc.
  Kansas City, Missouri         6300 Lamar Avenue
                                P. O. Box 29217
Legal Counsel                   Shawnee Mission, Kansas
  Kirkpatrick & Lockhart LLP       66201-9217
  1800 Massachusetts Avenue, N. W.      (913) 236-2000
  Washington, D. C.  20036      (800) 366-5465

Independent Auditors          Shareholder Servicing Agent
  Deloitte & Touche LLP         Waddell & Reed
  1010 Grand Avenue                Services Company
  Kansas City, Missouri         6300 Lamar Avenue
     64106-2232                 P. O. Box 29217
                                Shawnee Mission, Kansas
Investment Manager                 66201-9217
  Waddell & Reed Investment     (913) 236-2000
     Management Company         (800) 366-5465
  6300 Lamar Avenue
  P. O. Box 29217             Accounting Services Agent
  Shawnee Mission, Kansas       Waddell & Reed
     66201-9217                    Services Company
  (913) 236-2000                6300 Lamar Avenue
  (800) 366-5465                P. O. Box 29217
                                Shawnee Mission, Kansas
                                    66201-9217
                                (913) 236-2000
                                (800) 366-5465


Our INTERNET address is:
  http://www.waddell.com

United Gold & Government Fund, Inc.
Class Y Shares
PROSPECTUS
March 31, 1998

The United Group of Mutual Funds
United Asset Strategy Fund, Inc.
United Cash Management, Inc.
United Continental Income Fund, Inc.
United Funds, Inc.
     United Bond Fund
     United Income Fund
     United Accumulative Fund
     United Science and Technology Fund
United Gold & Government Fund, Inc.
United Government Securities Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United International Growth Fund, Inc.
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United New Concepts Fund, Inc.
United Retirement Shares, Inc.
United Vanguard Fund, Inc.

NUP1013-Y(3-98)

printed on recycled paper

                      UNITED GOLD & GOVERNMENT FUND, INC.

                               6300 Lamar Avenue

                                P. O. Box 29217

                      Shawnee Mission, Kansas  66201-9217

                                 (913) 236-2000

                                 March 31, 1998



                      STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information (the "SAI") is not a prospectus. Investors should read this SAI in conjunction with a prospectus ("Prospectus") for the Class A shares or the Class Y shares, as applicable, of United Gold & Government Fund, Inc. (the "Fund") dated March 31, 1998, which may be obtained from the Fund or its underwriter, Waddell & Reed, Inc., at the address or telephone number shown above.


                               TABLE OF CONTENTS

     Performance Information ..........................    2

     Goal and Investment Policies .....................    4

     Investment Management and Other Services .........   31

     Purchase, Redemption and Pricing of Shares .......   36

     Directors and Officers ...........................   52

     Payments to Shareholders .........................   58

     Taxes ............................................   59

     Portfolio Transactions and Brokerage .............   64

     Other Information ................................   66

     Financial Statements .............................   67

                            PERFORMANCE INFORMATION

     Waddell & Reed, Inc., the Fund's underwriter, or the Fund may, from time to time, publish the Fund's total return information and/or performance rankings in advertisements and sales materials.

Total Return

     An average annual total return quotation is computed by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value. Standardized total return information is calculated by assuming an initial $1,000 investment and, for Class A shares, from which the maximum sales load of 5.75% is deducted. All dividends and distributions are assumed to be reinvested in shares of the applicable class at net asset value for the class as of the day the dividend or distribution is paid. No sales load is charged on reinvested dividends or distributions on Class A shares. The formula used to calculate the total return for a particular class of the Fund is

              n
      P(1 + T)  =   ERV

     Where :  P =   $1,000 initial payment
              T =   Average annual total return
              n =   Number of years
            ERV =   Ending redeemable value of the $1,000 investment for the
                    periods shown.

     Non-standardized performance information may also be presented. For example, the Fund may also compute total return for its Class A shares without deduction of the sales load in which case the same formula noted above will be used but the entire amount of the $1,000 initial payment will be assumed to have been invested. If the sales charge applicable to Class A shares were reflected, it would reduce the performance quoted for that class.

     The average annual total return quotations for Class A shares as of December 31, 1997, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                                                With    Without
                                             Sales LoadSales Load
                                              Deducted  Deducted

One-year period from January 1, 1997 to
  December 31, 1997:                           -27.12%   -22.68%

Five-year period from January 1, 1992 to
  December 31, 1997:                             3.94      5.18

Ten year period from January 1, 1988 to
  December 31, 1997:                            -0.48      0.12

     Prior to February 19, 1996, the Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares. Since that date, Class Y shares of the Fund have been available to certain institutional investors.

     The total return quotations for Class Y shares as of December 31, 1997, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

One-year period from January 1, 1997 to
  December 31, 1997:                           -22.18

Period from February 27, 1996* to
  December 31, 1997:                           -13.61%

*Commencement of operations.

     The Fund may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time. Cumulative total returns will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.

Performance Rankings

     Waddell & Reed, Inc. or the Fund also may from time to time publish in advertisements or sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune, or Morningstar Mutual Fund Values. Each class of the Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration.

     All performance information that the Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of a Fund's shares when redeemed may be more or less than their original cost.

                          GOAL AND INVESTMENT POLICIES

     The goal and investment policies of the Fund are described in the Prospectus, which refers to the following investment methods and practices.

Securities - General

     The Fund may invest in securities including common stock, preferred stock, debt securities and convertible securities, as described in the Prospectus. These securities may include the following described securities from time to time.

     The Fund may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

     The Fund may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the "call price" that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, convertible preferred stock is less volatile than the related common stock of the issuer.

Risk Factors of High-Yield Investing

     As an operating (i.e., nonfundamental) policy, the Fund does not intend to invest more than 5% of its assets in non-investment grade debt securities. Lower-quality debt securities (commonly called "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. While the market for high-yield, high-risk corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield, high-risk bond market, especially during periods of economic recession. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market.

     Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, the research and credit analysis by Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager, are an especially important part of managing securities of this type held by the Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in the Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments.

     The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

     While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk.

Specific Securities and Investment Practices

U.S. Government Securities

     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities") include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

     U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Fannie Mae (formerly, the Federal National Mortgage Association), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("Ginnie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association.

     Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

     U.S. Government Securities may include mortgage-backed securities issued by U.S. Government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See "Mortgage-Backed and Asset-Backed Securities."
Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States.
It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

Zero Coupon Securities

     A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

     The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency or a corporation in zero coupon form.

Mortgage-Backed and Asset-Backed Securities

     Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as "CMOs." The U.S. Government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae, or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

     The Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders, or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if WRIMCO determines they are consistent with the Fund's goal and investment policies.

     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security.

     Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

     Special Characteristics of Mortgage-Backed and Asset-Backed Securities.
The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

     The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

Variable or Floating Rate Instruments

     Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

Foreign Securities and Currency

     WRIMCO believes that there are investment opportunities as well as risks in investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. WRIMCO believes that the Fund's ability to invest its assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

     Further, an investment in foreign securities may also be affected by changes in exchange control regulations (i.e., currency blockage). The Fund may bear a transaction charge in connection with the exchange of currency. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Most foreign stock markets have substantially less volume than the New York Stock Exchange (the "NYSE") and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in securities of issuers located in those countries. If it should become necessary, the Fund would normally encounter greater difficulties in commencing a lawsuit against the issuer of a foreign security than it would against a U.S. issuer.

     When purchasing foreign securities, the Fund will ordinarily purchase securities that are traded in the U.S. or purchase American Depository Receipts ("ADRs") which are certificates issued by U.S. depositories representing the right to receive securities of a foreign issuer deposited with that depository or a correspondent bank. However, the Fund may purchase the securities of a foreign issuer directly in foreign markets so long as, in WRIMCO's judgment, an established public trading market exists. Such investments may increase the risk with respect to the liquidity of the Fund's portfolio and the Fund's ability to meet a large number of shareholder redemption requests should there be economic, political or social turmoil in a country in which the Fund has a substantial portion of its assets invested or should relations between the United States and the foreign country deteriorate markedly.

Restricted Securities

     The Fund may purchase restricted securities. Restricted securities are subject to legal or contractual restrictions on resale because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

     Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable.

     Restricted securities that are traded in foreign markets are often subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. See "Illiquid Investments."

Lending Securities

     One of the ways in which the Fund may try to realize income is by lending its securities. If the Fund does this, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not loaned the securities. The Fund also receives additional compensation.

     Any securities loans that the Fund makes must be collateralized in accordance with applicable regulatory requirements (the "Guidelines"). This policy can only be changed by shareholder vote. Under the present Guidelines, the collateral must consist of cash, U.S. Government Securities or bank letters of credit at least equal in value to the market value of the securities loaned on each day that the loan is outstanding. If the market value of the loaned securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities loaned. If the market value of the securities decreases, the borrower is entitled to return of the excess collateral.

     There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for the Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government Securities used as collateral. Part of the interest received in either case may be shared with the borrower.

     The letters of credit that the Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank) must be satisfactory to the Fund.
Under the Fund's current securities lending procedure, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO. The Fund will make loans only under rules of the NYSE, which presently require the borrower to return the securities to the Fund within five business days after the Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

     There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned goes up, risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

     Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. These requirements do not cover the present rules, which may be changed without shareholder vote, as to: (i) whom securities may be loaned; (ii) the investment of cash collateral; or (iii) voting rights.

Repurchase Agreements

     The Fund will not enter into a repurchase transaction that will cause more than 10% of its net assets to be invested in illiquid investments, which include repurchase agreements not terminable within seven days. See "Illiquid Investments." A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

     The majority of the repurchase agreements in which the Fund would engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO on the basis of criteria established by the Board of Directors.

When-Issued and Delayed-Delivery Transactions

     The Fund may purchase U.S. Government Securities on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. The U.S. Government Securities so purchased or sold by the Fund are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. For example, delivery to the Fund and payment by the Fund in the case of a purchase by it, or delivery by the Fund and payment to it in the case of a sale by the Fund, may take place a month or more after the date of the transaction. The purchase or sale price are fixed on the transaction date. The Fund will enter into when-issued or delayed-delivery transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase U.S. Government Securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its net asset value per share. The U.S. Government Securities so sold by the Fund on a delayed-delivery basis are also subject to market fluctuation; their value when the Fund delivers them may be more than the purchase price the Fund receives. When the Fund makes a commitment to sell U.S. Government Securities on a delayed-delivery basis, it will record the transaction and thereafter value the U.S. Government Securities at the sales price in determining the Fund's net asset value per share.

     Ordinarily the Fund purchases U.S. Government Securities on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the securities. However, before the U.S. Government Securities are delivered to the Fund and before it has paid for them (the "settlement date"), the Fund could sell the U.S. Government Securities if WRIMCO decided it was advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.

Illiquid Investments

     The Fund has an operating policy, which may be changed without shareholder approval, which provides that the Fund may not invest more than 10% of its net assets in illiquid investments. Investments currently considered to be illiquid include: (i) repurchase agreements not terminable within seven days; (ii) bank deposits, payable at principal amount plus accrued interest on demand or within seven days after demand; (iii) restricted securities not determined to be liquid pursuant to guidelines established by the Fund's Board of Directors; (iv) securities for which market quotations are not readily available; (v) securities involved in swap, cap, collar and floor transactions; (vi) over-the-counter ("OTC") options and their underlying collateral; and (vii) non-government stripped fixed-rate mortgage-backed securities. The assets used as cover for over-the-counter ("OTC") options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Indexed Securities

     The Fund may purchase securities the value of which varies in relation to the value of other securities, securities indices, currencies, precious metals or other commodities or other financial indicators, subject to its operating policy regarding derivative instruments. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies. Certain indexed securities that are not traded on an established market may be deemed illiquid.

Warrants and Rights

     Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to a sharp decline in value than the underlying security might be. They are also generally less liquid than an investment in the underlying shares.

Options, Futures and Other Strategies

     General. As discussed in the Prospectus, WRIMCO may use certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts, swaps, caps, collars, floors and indexed securities (collectively, "Financial Instruments") to attempt to enhance income or yield or to attempt to hedge the Fund's investments. Generally, the Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, the Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured or, with respect to foreign currency derivatives, if the Fund is authorized to invest in foreign securities.

     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

     Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

     Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

     The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, the Fund's ability to use Financial Instruments will be limited by tax considerations. See "Taxes."

     In addition to the instruments, strategies and risks described below and in the Prospectus, WRIMCO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with the Fund's goal and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

     Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

     (1) Successful use of most Financial Instruments depends upon WRIMCO's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

     (4) As described below, the Fund might be required to maintain assets as "cover," maintain accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into an offsetting closing transaction. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

     Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value marked-to-market daily sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

     Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or to accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Options. The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

     Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

     The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     A type of put that the Fund may purchase is an "optional delivery standby commitment," which is entered into by parties selling securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

     Risks of Options on Securities. The Fund may purchase or write both exchange-traded or OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

     Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

     If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     Generally, OTC foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

     Futures Contracts and Options on Futures Contracts. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

     In addition, futures strategies can be used to manage the average duration of the Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of the Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of the Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. There can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain liquid assets in an account.

     Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

     Index Futures. The risk of imperfect correlation between movements in the price of an index future and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the Fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

     Where index futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

     To the extent that the Fund enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

     Foreign Currency Hedging Strategies--Special Considerations. The Fund may use options and futures contracts on foreign currencies, as described above, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     The Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which WRIMCO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instruments will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

     The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

     Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     Forward Currency Contracts. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

     Such transactions may serve as long hedges; for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.

     The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward currency contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling, for example, by entering into a forward contract to sell Deutsche Marks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     The Fund also may use forward currency contracts to attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that WRIMCO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and WRIMCO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

     The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

     As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WRIMCO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Fund will be served.

     Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Turnover. The Fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate.
Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

     Swaps, Caps, Collars and Floors. Swap agreements, including caps, collars and floors, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

     Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

     The creditworthiness of firms with which the Fund enters into swaps, caps or floors will be monitored by WRIMCO in accordance with procedures adopted by the Fund's Board of Directors. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and the Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

Investment Restrictions

     Certain of the Fund's investment restrictions are described in the Prospectus. The following are fundamental policies and, together with certain restrictions described in the Prospectus, cannot be changed without shareholder approval. Under these additional restrictions the Fund may not:

     (i) Buy real estate nor any nonliquid interest in real estate investment trusts;

    (ii) With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and "Government securities" as
          defined in the 1940 Act), if       immediately after and as a result
          of such purchase, (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer; or buy the securities of companies in any one industry if more than 25% of the Fund's total assets would then be in companies in that industry, except, as stated in the Prospectus, the Fund intends to concentrate in gold and other minerals-related securities;

   (iii)  Buy shares of other investment companies that redeem their shares.
          The Fund can buy shares of investment companies that do not redeem their shares if it does so in a regular transaction in the open market and then does not have more than one tenth (i.e., 10%) of its total assets in these shares;

    (iv) Make loans other than certain limited types of loans; the Fund can also buy debt securities and other obligations consistent with its goal and its other investment policies and restrictions; it can also lend its portfolio securities (see "Lending Securities" above) and enter into repurchase agreements (see "Repurchase Agreements" above);

     (v) Invest for the purpose of exercising control or management of other companies;

    (vi) Participate on a joint, or a joint and several, basis in any trading account in any securities;

   (vii) Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments, (2) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;

  (viii)  Engage in the underwriting of securities;

    (ix) Purchase or sell physical commodities, except that (a) it may invest in gold, silver and platinum, (b) it may invest in minerals-related programs and leases, and (c) this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments; or

     (x) Borrow for investment purposes, that is, to purchase securities. The Fund may borrow money from banks as a temporary measure or for extraordinary or emergency purposes but only up to 5% of its total assets.

Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. The Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

     The Fund's portfolio turnover rate for the fiscal years ended December 31, 1997 and 1996 was 94.00% and 101.34%, respectively. A high turnover rate will increase transaction costs and commission costs that will be borne by the Fund and could generate taxable income or loss.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

The Management Agreement

     The Fund has an Investment Management Agreement (the "Management Agreement") with Waddell & Reed, Inc. On January 8, 1992, subject to the authority of the Fund's Board of Directors, Waddell & Reed, Inc. assigned the Management Agreement and all related investment management duties (and related professional staff) to WRIMCO, a wholly owned subsidiary of Waddell & Reed, Inc. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Fund and provide investment advice to the Fund. The address of Waddell & Reed, Inc. and WRIMCO is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed, Inc. is the Fund's underwriter.

     The Management Agreement permits Waddell & Reed, Inc. or an affiliate of Waddell & Reed, Inc. to enter into a separate agreement for transfer agency services ("Shareholder Servicing Agreement") and a separate agreement for accounting services ("Accounting Services Agreement") with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the Fund's Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

Torchmark Corporation and Waddell & Reed Financial, Inc.

     WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company. Waddell & Reed Financial Services, Inc. is a wholly owned subsidiary of Waddell & Reed Financial, Inc. Waddell & Reed Financial, Inc. is a wholly owned subsidiary of Torchmark Corporation. Torchmark Corporation is a publicly held company. The address of Torchmark Corporation is 2001 Third Avenue South, Birmingham, Alabama 35233.

     Waddell & Reed, Inc. and its predecessors served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the company's inception date, whichever was later, and to TMK/United Funds, Inc. since that fund's inception, until January 8, 1992 when it assigned its duties as investment manager for these funds (and the related professional staff) to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992 and United Asset Strategy Fund, Inc. since it commenced operations in March 1995. Waddell & Reed, Inc. serves as principal underwriter for the investment companies in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. and serves as the distributor for TMK/United Funds, Inc.

Shareholder Services

     Under the Shareholder Servicing Agreement entered into between the Fund and Waddell & Reed Services Company (the "Agent"), a subsidiary of Waddell & Reed, Inc., the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Fund and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Fund's Board of Directors without shareholder approval.

Accounting Services

    Under the Accounting Services Agreement entered into between the Fund and the Agent, the Agent provides the Fund with bookkeeping and accounting services and assistance, including maintenance of the Fund's records, pricing of the Fund's shares, and preparation of prospectuses for existing shareholders, proxy statements and certain reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Fund's Board of Directors without shareholder approval.

Payments by the Fund for Management, Accounting and Shareholder Services

     Under the Management Agreement, for WRIMCO's management services, the Fund pays WRIMCO a fee as described in the Prospectus.

     The management fees paid by the Fund to WRIMCO for the fiscal years ended December 31, 1997, 1996 and 1995 were $170,534, $238,896 and $249,509, respectively. For purposes of calculating the daily fee the Fund does not include money owed to it by Waddell & Reed, Inc. for shares which it has sold but not yet paid the Fund. The Fund accrues and pays this fee daily.

     Under the Shareholder Servicing Agreement with respect to Class A shares, the Fund pays the Agent a monthly fee of $1.3125 for each shareholder account that was in existence at any time during the prior month, plus $0.30 for each account on which dividend or distribution, of cash or shares, had a record date in that month. For Class Y shares, the Fund pays the Agent a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that Class for the preceding month. The Fund also pays certain out-of-pocket expenses of the Agent, including long distance telephone communications costs, microfilm and storage costs for certain documents; forms, printing and mailing costs; and costs of legal and special services not provided by Waddell & Reed, Inc., WRIMCO or the Agent.

     Under the Accounting Services Agreement, the Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee

                  Average
               Net Asset Level                Annual Fee
          (all dollars in millions)      Rate for Each Level
          -------------------------      -------------------

          From $    0 to $   10              $      0
          From $   10 to $   25              $ 10,000
          From $   25 to $   50              $ 20,000
          From $   50 to $  100              $ 30,000
          From $  100 to $  200              $ 40,000
          From $  200 to $  350              $ 50,000
          From $  350 to $  550              $ 60,000
          From $  550 to $  750              $ 70,000
          From $  750 to $1,000              $ 85,000
               $1,000 and Over               $100,000

     The fees paid to the Agent for accounting services for the fiscal years ended December 31, 1997, 1996 and 1995 were $15,000, $20,000 and $20,000, respectively.

     Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and the Agent, respectively, pay all of their own expenses in providing these services. Amounts paid by the Fund under the Shareholder Servicing Agreement are described above. Waddell & Reed, Inc. and affiliates pay the Fund's Directors and officers who are affiliated with WRIMCO and its affiliates. The Fund pays the fees and expenses of the Fund's other Directors.

     Waddell & Reed, Inc., under an agreement separate from the Management Agreement, Shareholder Servicing Agreement and Accounting Services Agreement, acts as the Fund's underwriter, i.e., sells its shares on a continuous basis. Waddell & Reed, Inc. is not required to sell any particular number of shares, and thus sells shares only for purchase orders received. Under this agreement, Waddell & Reed, Inc. pays the costs of sales literature, including the costs of shareholder reports used as sales literature, and the costs of printing the prospectus furnished to it by the Fund. The aggregate dollar amounts of underwriting commissions for Class A shares for the fiscal years ended December 31, 1997, 1996 and 1995 were $41,464, $73,342 and $58,922, respectively. The amounts retained by Waddell & Reed, Inc. for these same periods were $18,122, $32,592 and $27,322, respectively.

     A major portion of the sales charge for Class A shares is paid to account representatives and managers of Waddell & Reed, Inc. Waddell & Reed, Inc. may compensate its account representatives as to purchases for which there is no sales charge.

     The Fund pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

     Under a Distribution and Service Plan for Class A shares (the "Plan") adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay Waddell & Reed, Inc., the principal underwriter for the Fund, a fee not to exceed 0.25% of the Fund's average annual net assets attributable to Class A shares, paid monthly, to reimburse Waddell & Reed, Inc. for its costs and expenses in connection with the distribution of the Class A shares and/or the service and/or maintenance of Class A shareholder accounts.

     Waddell & Reed, Inc. offers the Fund's shares through its registered representatives and sales managers (sales force) unless it elects, which is not currently contemplated for Class A shares, to make distribution of shares also through other broker-dealers. In distributing shares through its sales force, Waddell & Reed, Inc. will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund's shares. The Plan permits Waddell & Reed, Inc. to receive reimbursement for these distribution activities through the distribution fee, subject to the limit contained in the Plan.

     The Plan also permits Waddell & Reed, Inc. to be reimbursed for amounts it expends in compensating, training and supporting registered account representatives, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of the Fund and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of the Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts; and in compensating broker-dealers, and other third parties, who may regularly sell shares of the Fund, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Class A shares. Service fees in the amount of $39,751 were paid (or accrued) by the Fund with respect to Class A shares for the fiscal year ended December 31, 1997.

     The Plan was approved by the Fund's Board of Directors, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter, the "Plan Directors"). The Plan was also approved by the affected shareholders of the Fund.

     Among other things, the Plan provides that (i) Waddell & Reed, Inc. will provide to the Directors of the Fund at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (ii) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (iii) amounts to be paid by the Fund under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding Class A shares of the Fund, and (iv) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan Directors.

Custodial and Auditing Services

     The Fund's Custodian is UMB Bank, n.a., Kansas City, Missouri. In general, it is responsible for holding the Fund's cash and securities. Deloitte & Touche LLP, Kansas City, Missouri, the Fund's independent auditors, audits the Fund's financial statements.

Year 2000 Issue

     Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by WRIMCO and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." WRIMCO is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other, major service providers. Although there can be no assurances, WRIMCO believes these steps will be sufficient to avoid any adverse impact on the Fund.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Determination of Offering Price

     The net asset value of each class of the shares of the Fund is the value of the assets of that class less the class's liabilities, divided by the total number of outstanding shares of that class.

     Class A shares of the Fund are sold at their next determined net asset value plus the sales charge described in the Prospectus. The price makeup as of December 31, 1997 was as follows:

     Net asset value per Class A share (Class A
       net assets divided by Class A shares
       outstanding)  .............................   $6.87
     Add:  selling commission (5.75% of offering
       price)  ...................................     .42
                                                     -----
     Maximum offering price per Class A share
       (Class A net asset value divided by 94.25%)   $7.29
                                                     =====

     The offering price of a Class A share is its net asset value next determined following acceptance of a purchase order plus the sales charge. The offering price of a Class Y share is its net asset value next determined following acceptance of a purchase order. The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed, Inc. receives and accepts your order at its principal business office at the address shown on the cover of this SAI. You will be sent a confirmation after your purchase which will indicate how many shares you have purchased. Shares are normally issued for cash only.

     Waddell & Reed, Inc. need not accept any purchase order, and it or the Fund may determine to discontinue offering Fund shares for purchase.

     The net asset value per share and offering price are ordinarily computed once daily on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any domestic securities or commodities exchange on which an option or future held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The net asset value will change every business day, since the number of shares outstanding and the value of the assets changes every business day.

     Except as otherwise noted, the securities in the Fund's portfolio that are listed or traded on a national securities exchange are valued on the basis of the last sale price on that day or, lacking any sales at a price that is the mean between the closing bid and asked prices. Securities that are traded over-the-counter are valued at the mean between bid and asked prices provided by using the Nasdaq Stock Market. Bonds, other than U.S. Government Securities and convertible bonds, are valued using a third party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market. Foreign securities that are listed or traded only on a foreign securities exchange will be valued using the last sale price on that exchange prior to the computation, or, if no sale is reported at that time, the mean between the bid and asked prices. Foreign securities represented by American Depository Receipts listed or admitted to trading on a domestic securities exchange or traded in the United States over-the-counter market will be valued in the same manner as domestic exchange listed or over-the-counter securities. Foreign securities issued or guaranteed by any foreign government or any subdivision, agency or instrumentality thereof are valued by the same methods indicated above for the valuation of bonds. As to foreign securities that are quoted in foreign currencies, such quotation will be converted to U.S. dollars using foreign exchange rates. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

     As to U.S. Government Securities, the Board of Directors has decided to use the prices quoted by a dealer in bonds that offers a pricing service to value U.S. Government Securities. The Board of Directors believes that such a service does quote their fair value. The Board of Directors, however, may hereafter determine to use another service or use the bid price quoted by dealers if it should determine that such service or quotes more accurately reflect the fair value of U.S. Government Securities held by the Fund.

     Gold and silver bullion will be valued at the last spot settlement price on the Commodity Exchange, Inc., and platinum bullion will be valued at the last spot settlement price or, if not available, the settlement price of the nearest contract month on the New York Mercantile Exchange. If prices are not available on any of these exchanges, the relevant precious metal will be valued at prices in the bullion market or markets approved by the Board of Directors for that purpose; if there is no readily available market quotation, then bullion will be valued at fair value as determined in good faith, by the Board of Directors.

     Puts, calls and Government Securities Futures purchased and held by the Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of option trading on national securities exchanges is 4:10 P.M. Eastern time and the close of commodities exchanges is 4:15 P.M. Eastern time. Futures contracts will be valued by reference to established futures exchanges. The value of a futures contract purchased by the Fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by the Fund will be either the closing price or the asked price.

     When the Fund writes a put or call, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is "marked-to-market" to reflect the current market value of the put or call. If a call the Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Fund received. If the Fund exercised a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by the Fund is exercised, the amount the Fund pays to purchase the related investment is decreased by the amount of the premium it received. If the Fund exercises a put it purchased, the amount the Fund receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by the Fund expires, it has a gain in the amount of the premium; if it enters into a closing purchase transaction, the Fund will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

     Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of the Fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of the Fund conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

     Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Fund's Board of Directors. They are accounted for in the same manner as exchange-listed puts.

Minimum Initial and Subsequent Investments

     For Class A shares, initial investments must be at least $500 with the exceptions described in this paragraph. A $100 minimum initial investment pertains to certain exchanges of shares from another fund in the United Group. A $50 minimum initial investment pertains to purchases for certain retirement plan accounts. A $50 minimum initial investment also pertains to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A minimum initial investment of $25 is applicable to purchases made through payroll deduction for or by employees of WRIMCO, Waddell & Reed, Inc., their affiliates, or certain retirement plan accounts. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See "Exchanges for Shares of Other Funds in the United Group."

     For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other Class Y investors.

Reduced Sales Charges (Applicable to Class A Shares Only)

Account Grouping

     Large purchases of Class A shares are subject to lower sales charges. The schedule of sales charges appears in the Prospectus for Class A shares. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories:

1. Purchases by an individual for his or her own account (includes purchases under the United Funds Revocable Trust Form);

2. Purchases by that individual's spouse purchasing for his or her own account (includes United Funds Revocable Trust Form of spouse);

3.   Purchases by that individual or his or her spouse in their joint account;

4. Purchases by that individual or his or her spouse for the account of their child under age 21;

5. Purchase by any custodian for the child of that individual or spouse in a Uniform Gifts to Minors Act ("UGMA")or Uniform Transfers to Minors Act ("UTMA") account;

6. Purchases by that individual or his or her spouse for his or her Individual Retirement Account ("IRA"), Section 457 of the Internal Revenue Code of 1986, as amended (the "Code"), salary reduction plan account, provided that such purchases are subject to a sales charge (see "Net Asset Value Purchases"), tax sheltered annuity account ("TSA") or Keogh plan account, provided that the individual and spouse are the only participants in the Keogh plan; and

7. Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

     Examples:

     A. Grandmother opens an UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

     B. H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

     C. H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

     D. X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. If X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.

     All purchases of Class A shares made for a participant in a multi-participant Keogh plan may be grouped only with other purchases made under the same plan; a multi-participant Keogh plan is defined as a plan in which there is more than one participant where one or more of the participants is other than the spouse of the owner/employer.

Example A: H has established a Keogh plan; he and his wife W are the only participants in the plan; they may group their purchases made under the plan with any purchases in categories 1 through 7 above.

Example B: H has established a Keogh plan; his wife, W, is a participant and they have hired one or more employees who also become participants in the plan; H and W may not combine any purchases made under the plan with any purchases in categories 1 through 7 above; however, all purchases made under the plan for H, W or any other employee will be combined.

     All purchases of Class A shares made under a "qualified" employee benefit plan of an incorporated business will be grouped. A "qualified" employee benefit plan is established pursuant to Section 401 of the Code. All qualified employee benefit plans of any one employer or affiliated employers will also be grouped. An affiliate is defined as an employer that directly or indirectly controls or is controlled by or is under control with another employer.

Example: Corporation X sets up a defined benefit plan; its subsidiary, Corporation Y, sets up a 401(k) plan; all contributions made under both plans will be grouped.

     All purchases of Class A shares made under a simplified employee pension plan ("SEP"), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers (as defined above) may be grouped provided that the employer elects to have all such purchases grouped at the time the plan is set up. If the employer does not make such an election, the purchases made by individual employees under the plan may be grouped with the other accounts of the individual employees described above in "Account Grouping."

     Account grouping as described above is available under the following circumstances.

One-time Purchases

     A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise Waddell & Reed, Inc. at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Example: H and W open an account in the Fund and invest $75,000; at the same time, H's parents open up three UGMA accounts for H and W's three minor children and invest $10,000 in each child's name; the combined purchase of $105,000 of Class A shares is subject to a reduced sales load of 4.75% provided that Waddell & Reed, Inc. is advised that the purchases are entitled to grouping.

Rights of Accumulation

     If Class A shares are held in any account and an additional purchase is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the net asset value of the existing account as of the date the new purchase is accepted by Waddell & Reed, Inc. for the purpose of determining the availability of a reduced sales charge.

Example: H is a current Class A shareholder who invested in the Fund three years ago. His account has a net asset value of $80,000. His wife, W, now wishes to invest $20,000 in Class A shares of the Fund. W's purchase will be combined with H's existing account and will be entitled to a reduced sales charge of 4.75%. H's original purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

     In order to be entitled to rights of accumulation, the purchaser must inform Waddell & Reed, Inc. that the purchaser is entitled to a reduced charge and provide Waddell & Reed, Inc. with the name and number of the existing account with which the purchase may be combined.

     If a purchaser holds shares which have been purchased under a contractual plan the shares held under the plan may be combined with the additional purchase only if the contractual plan has been completed.

Statement of Intention

     The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Statement of Intention. By signing a Statement of Intention form, which is available from Waddell & Reed, Inc., the purchaser indicates an intention to invest, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-month period begins on the date the first purchase made under the Statement of Intention is accepted by Waddell & Reed, Inc. Each purchase made from time to time under the Statement of Intention is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the Statement of Intention will be the sales charge in effect on the beginning date of the 13-month period.

     In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under a Statement of Intention, the investor's Rights of Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

Example: H signs a Statement of Intention indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $100,000. H has an IRA account and the Class A shares held under the IRA in the Fund have a net asset value as of the date the Statement of Intention is accepted by Waddell & Reed, Inc. of $15,000; H's wife, W, has an account in her own name invested in another fund in the United Group which charges the same sales load as the Fund, with a net asset value as of the date of acceptance of the Statement of Intention of $10,000; H needs to invest $75,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of $100,000.

     A copy of the Statement of Intention signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed, Inc. and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

     If a purchaser holds shares which have been purchased under a contractual plan, the shares held under the plan will be taken into account in determining the amount which must be invested under the Statement of Intention only if the contractual plan has been completed.

     The minimum initial investment under a Statement of Intention is 5% of the dollar amount which must be invested under the Statement of Intention. An amount equal to 5% of the purchase required under the Statement of Intention will be held "in escrow." If a purchaser does not, during the period covered by the Statement of Intention, invest the amount required to qualify for the reduced sales charge under the terms of the Statement of Intention, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under a Statement of Intention which is not completed will be collected by redeeming part of the shares purchased under the Statement of Intention and held "in escrow" unless the purchaser makes payment of this amount to Waddell & Reed, Inc. within 20 days of Waddell & Reed, Inc.'s request for payment.

     If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the Statement of Intention, the lower sales charge will apply.

     A Statement of Intention does not bind the purchaser to buy, or Waddell & Reed, Inc. to sell, the shares covered by the Statement of Intention.

     With respect to Statements of Intention for $2,000,000 or purchases otherwise qualifying for no sales charge under the terms of the Statement of Intention, the initial investment must be at least $200,000, and the value of any shares redeemed during the 13-month period which were acquired under the Statement of Intention will be deducted in computing the aggregate purchases under the Statement of Intention.

     Statements of Intention are not available for purchases made under a SEP where the employer has elected to have all purchases under the SEP grouped.

Other Funds in the United Group

     Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the funds in the United Group which are subject to a sales charge. A purchase of, or shares held, in any of the funds in the United Group which are subject to the same sales charge as the Fund will be treated as an investment in the Fund for the purpose of determining the applicable sales charge. The following funds in the United Group have shares that are subject to a maximum 5.75% ("full") sales charge as described in the prospectus of each
Fund: United Funds, Inc., United International Growth Fund, Inc., United Continental Income Fund, Inc., United Vanguard Fund, Inc., United Retirement Shares, Inc., United High Income Fund, Inc., United New Concepts Fund, Inc., United Gold & Government Fund, Inc., United High Income Fund II, Inc. and United Asset Strategy Fund, Inc. The following funds in the United Group have shares that are subject to a "reduced" sales charge as described in the prospectus of each fund: United Municipal Bond Fund, Inc., United Government Securities Fund, Inc. and United Municipal High Income Fund, Inc. For the purposes of obtaining the lower sales charge which applies to large purchases, purchases in a fund in the United Group of shares that are subject to a full sales charge may not be grouped with purchases of shares in a fund in the United Group that are subject to a reduced sales charge; conversely, purchases of shares in a fund with a reduced sales charge may not be grouped or combined with purchases of shares of a fund that are subject to a full sales charge.

     United Cash Management, Inc. is not subject to a sales charge. Purchases in that fund are not eligible for grouping with purchases in any other fund.

Net Asset Value Purchases of Class A Shares

     As stated in the Prospectus, Class A shares of the Fund may be purchased at net asset value by the Directors and officers of the Fund, employees of Waddell & Reed, Inc., employees of their affiliates, account representatives of Waddell & Reed, Inc. and the spouse, children, parents, children's spouse's and parents of each such Director, officer, employee and account representative. "Child" includes stepchild; "parent" includes stepparent. Purchases of Class A shares in an IRA sponsored by Waddell & Reed, Inc. established for any of these eligible purchasers may also be at net asset value. Purchases in any tax qualified retirement plan under which the eligible purchaser is the sole participant may also be made at net asset value. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for net asset value purchases of Class A shares. "Employees" includes retired employees. A retired employee is an individual separated from service from Waddell & Reed, Inc. or affiliated companies with a vested interest in any Employee Benefit Plan sponsored by Waddell & Reed, Inc. or its affiliated companies. "Account representatives" includes retired account representatives.
A "retired account representative" is any account representative who was, at the time of separation from service from Waddell & Reed, Inc., a Senior Account Representative. A custodian under the Uniform Gifts (or Transfers) to Minors Act purchasing for the child or grandchild of any employee or account representative may purchase Class A shares at net asset value whether or not the custodian himself is an eligible purchaser.

     Purchases in a 401(k) plan having 100 or more eligible employees and purchases in a 457 plan having 100 or more eligible employees may be made at net asset value.

Reasons for Differences in Public Offering Price of Class A Shares

     As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under a Statement of Intention or right of accumulation. See the table of sales charges in the Prospectus. The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (ii) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as are elimination of sales charges on the reinvestment of dividends and distributions), and (iii) they are designed to avoid an unduly large dollar amount of sales charges on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     The reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage incentive, responsibility and interest in the United Group and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted by the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

Flexible Withdrawal Service for Class A Shareholders

     If you qualify, you may arrange to receive through the Flexible Withdrawal Service (the "Service") regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A shares that you own of the Fund or of any of the funds in the United Group. It would be a disadvantage to an investor to make additional purchases of shares while a withdrawal program is in effect because it would result in duplication of sales charges. Applicable forms to start the Service are available through Waddell & Reed, Inc.

     To qualify for the Service, you must have invested at least $10,000 in Class A shares which you still own of any of the funds in the United Group; or, you must own Class A shares having a value of at least $10,000. The value for this purpose is the value at the offering price.

     You can choose to have your shares redeemed to receive:

     1.  a monthly, quarterly, semiannual or annual payment of $50 or more;

     2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or

     3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

     Shares are redeemed on the 20th day of the month in which the payment is to be made, or on the prior business day if the 20th is not a business day. Payments are made within five days of the redemption.

     Retirement plan accounts may be subject to a fee imposed by the plan custodian for use of their service.

     If you have a share certificate for the shares you want to make available for the Service, you must enclose the certificate with the form initiating the Service.

     The dividends and distributions on shares you have made available for the Service are reinvested in additional Class A shares. All payments under the Service are made by redeeming Class A shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of shares you own will decrease. When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity or income or return on your investment.

     You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

     After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Exchanges for Shares of Other Funds in the United Group

Class A Share Exchanges

     Once a sales charge has been paid on Class A shares of a fund in the United Group, these shares and any shares added to them from dividends or distributions paid in shares may be freely exchanged for Class A shares of another fund in the United Group. The shares you exchange must be worth at least $100 or you must already own shares of the fund in the United Group into which you want to exchange.

     You may exchange Class A shares you own in another fund in the United Group for Class A shares of the Fund without charge if (i) a sales charge was paid on these shares; or (ii) the shares were received in exchange for shares for which a sales charge was paid; or (iii) the shares were acquired from reinvestment of dividends and distributions paid on such shares. There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $2 million or more will be treated the same as shares on which a sales charge was paid.

     United Municipal Bond Fund, Inc., United Government Securities Fund, Inc. and United Municipal High Income Fund, Inc. shares are the exceptions and special rules apply. Class A shares of these funds may be exchanged for Class A shares of the Fund only if (i) you received those shares as a result of one or more exchanges of shares on which a sales charge was originally paid, or (ii) the shares have been held from the date of the original purchase for at least six months.

     Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of United Cash Management, Inc. automatically exchanged each month into Class A shares of the Fund or any other fund in the United Group. The shares of United Cash Management, Inc. which you designate for automatic exchange must be worth at least $100 or you must own Class A shares of the fund in the United Group into which you want to exchange. The minimum value of shares which you may designate for automatic exchange monthly is $100, which may be allocated among the Class A shares of different funds in the United Group so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

     You may redeem your Class A shares of the Fund and use the proceeds to purchase Class Y shares of the Fund if you meet the criteria for purchasing Class Y shares.

Class Y Share Exchanges

     Class Y shares of the Fund may be exchanged for Class Y shares of any other fund in the United Group or for Class A shares of United Cash Management, Inc.

General Exchange Information

     When you exchange shares, the total shares you receive will have the same aggregate net asset value as the total shares you exchange. The relative values are those next figured after we receive your exchange request in good order.

     These exchange rights and other exchange rights concerning the other funds in the United Group can in most instances be eliminated or modified at any time and any such exchange may not be accepted.

Retirement Plans

     As described in the Prospectus for Class A shares, your account may be set up as a funding vehicle for a retirement plan. For individual taxpayers meeting certain requirements, Waddell & Reed, Inc. offers model or prototype documents for the following retirement plans. All of these plans involve investment in shares of the Fund (or shares of certain other funds in the United Group).

     Individual Retirement Accounts (IRAs). Investors having earned income may set up a plan that is commonly called an IRA. Under a traditional IRA, an investor can contribute each year up to 100% of his or her earned income, up to an annual maximum of $2,000 (provided the investor has not reached age 70 1/2). For a married couple, the annual maximum is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income. Generally, the contributions are deductible unless the investor (or, if married, either spouse) is an active participant in a qualified retirement plan or if, notwithstanding that the investor or one or both spouses so participate, their adjusted gross income does not exceed certain levels. However, for tax years after 1997, a married investor who is not an active participant, files jointly with his or her spouse and whose combined adjusted gross income does not exceed $150,000, is not affected by the spouse's active participant status.

     An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan (including a custodial account under Section 403(b)(7) of the Code, but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution which is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed, Inc.

     Roth IRAs. Investors whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels may establish and contribute up to $2,000 per tax year to a Roth IRA. In addition, for an investor whose adjusted gross income does not exceed $100,000 (or is not married filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the investor's traditional IRAs may be converted into a Roth IRA; these rollover distributions and conversions are, however, subject to Federal income tax.

     Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years (or in the case of earnings attributable to rollover contributions or conversions of a traditional IRA, the rollover or conversion occurred more than 5 years prior to the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

     Education IRAs. Although not technically for retirement savings, Education IRAs provide a vehicle for saving for a child's higher education. An Education IRA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute up to $500 to an Education IRA (or to each of several Education IRAs), provided that no more than $500 may be contributed for any year to Education IRAs for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified higher education expenses of the beneficiary (or a member of his or her family).

     Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. An employer may contribute up to 15% of compensation or $24,000, whichever is less, per year for each employee.

     Savings Incentive Match Plans for Employees (SIMPLE Plans). An employer with 100 or fewer employees who does not sponsor another active retirement plan may sponsor a SIMPLE to contribute to its employees' retirement accounts. A SIMPLE plan can be funded by either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee's compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans. SIMPLE plans involve fewer administrative requirements than 401(k) or other qualified plans generally.

     Keogh Plans. Keogh plans, which are available to self-employed individuals, are defined contribution plans that may be either a money purchase plan or a profit sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute each year up to 25% of his or her annual earned income, with an annual maximum of $30,000.

     457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

     TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodian account under Section 403(b) of the Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

     401(k) Plans. With a 401(k) plan, employees can make tax-deferred contributions into a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year up to 25% of compensation, subject to certain annual maximums, which may be increased each year based on cost-of-living adjustments.

     More detailed information about these arrangements and applicable forms are available from Waddell & Reed, Inc. These plans may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.

Redemptions

     The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days unless delayed because of certain emergency conditions determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Fund may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities. Securities used for payment of redemptions are valued at the value used in figuring net asset value. There would be brokerage costs to the redeeming shareholder in selling such securities. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder.

Reinvestment Privilege

     The Prospectus for Class A shares discusses the reinvestment privilege for Class A shares under which, if you redeem your Class A shares and then decide it was not a good idea, you may reinvest. If Class A shares of the Fund are then being offered, you can put all or part of your redemption payment back into Class A shares of the Fund without any sales charge at the net asset value next determined after you have returned the amount. Your written request to do this must be received within 30 days after your redemption request was received. You can do this only once as to Class A shares of the Fund. You do not use up this privilege by redeeming Class A shares to invest the proceeds at net asset value in a Keogh plan or an IRA.

Mandatory Redemption of Certain Small Accounts

     The Fund has the right to compel the redemption of shares held under any account or any plan if the aggregate net asset value of such shares (taken at cost or value as the Board of Directors may determine) is less than $500. The Board of Directors has no intent to compel redemptions in the foreseeable future. If it should elect to compel redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.

                             DIRECTORS AND OFFICERS

     The day-to-day affairs of the Fund are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Fund and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors.

     The principal occupation during at least the past five years of each Director and officer of the Fund is given below. Each of the persons listed through and including Mr. Wise is a member of the Fund's Board of Directors.
The other persons are officers but not members of the Board of Directors. For purposes of this section, the term "Fund Complex" includes each of the registered investment companies in the United Group of Mutual Funds, TMK/United Funds, Inc. and Waddell & Reed Funds, Inc. Each of the Fund's Directors is also a Director of each of the funds in the Fund Complex and each of the Fund's officers is also an officer of one or more of the funds in the Fund Complex.

RONALD K. RICHEY*
2001 Third Avenue South
Birmingham, Alabama  35233
     Director of the Fund and each of the other funds in the Fund Complex; Director of Waddell & Reed Financial, Inc.; Chairman of the Board of Directors and Director of United Investors Life Insurance Company; Chief Executive Officer and Director of Torchmark Corporation; Chairman of the Board of Directors of Vesta Insurance Group, Inc.; Director of Full House Resorts, Inc., a developer of resorts and gaming casinos; formerly, Chairman of the Board of Directors of Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Torchmark Corporation; formerly, Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; formerly, Chairman of the Board of Directors of Waddell & Reed Financial Services, Inc. Father of Linda Graves, Director of the Fund and each of the other funds in the Fund Complex. Date of birth: June 16, 1926.

KEITH A. TUCKER*
     President of the Fund and each of the other funds in the Fund Complex; President, Chairman of the Board of Directors, Chief Executive Officer and Director of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors and Director of WRIMCO, Waddell & Reed, Inc., Waddell & Reed Services Company and Waddell & Reed Distributors, Inc., an affiliate of Waddell & Reed, Inc.; Chairman of the Board of Directors, Chief Executive Officer, Chief Financial Officer and Director of Waddell & Reed Financial, Inc.; Director of Southwestern Life Corporation; formerly, Vice Chairman of the Board of Directors and Director of Torchmark Corporation; formerly, Chairman of the Board of Directors and Director of Waddell & Reed Asset Management Company; formerly, partner in Trivest, a private investment concern; formerly, Director of Atlantis Group, Inc., a diversified company. Date of birth: February 11, 1945.

JAMES M. CONCANNON
950 Docking Road
Topeka, Kansas  66615
     Dean and Professor of Law, Washburn University School of Law; Director, AmVestors CBO II Inc. Date of birth: October 2, 1947.

JOHN A. DILLINGHAM
4040 Northwest Claymont Drive
Kansas City, Missouri  64116
     Director and consultant, McDougal Construction Company; President, JoDill Corp.; formerly Senior Vice President-Sales and Marketing, Garney Companies, Inc., a specialty utility contractor. Date of birth: January 9, 1939.

LINDA GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas  66606
     First Lady of Kansas; formerly, partner, Levy and Craig, P.C., a law firm. Daughter of Ronald K. Richey, Chairman of the Board of the Fund and each of the other funds in the Fund Complex. Date of birth: July 29, 1953.

JOHN F. HAYES*
20 West 2nd Avenue
P. O. Box 2977
Hutchinson, Kansas  67504-2977
     Director of Central Bank and Trust; Director of Central Financial Corporation; Director of Central Properties, Inc.; Chairman, Gilliland & Hayes, P.A., a law firm; formerly, President, Gilliland & Hayes, P.A. Date of birth:
December 11, 1919.

GLENDON E. JOHNSON
7300 Corporate Center Drive
P. O. Box 020270
Miami, Florida  33126-1208
     Director and Chief Executive Officer of John Alden Financial Corporation and subsidiaries. Date of birth: February 19, 1924.

WILLIAM T. MORGAN*
928 Glorietta Blvd.
Coronado, California  92118
     Retired; formerly, Chairman of the Board of Directors and President of the Fund and each fund in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company; formerly, Director of Waddell & Reed Asset Management Company, Waddell & Reed Financial, Inc. and United Investors Life Insurance Company, affiliates of Waddell & Reed, Inc.
Date of birth:  April 27, 1928.

WILLIAM L. ROGERS
1999 Avenue of the Stars
Los Angeles, California  90067
     Principal, Colony Capital, Inc., a real estate related investment company. Date of birth: September 8, 1946.

FRANK J. ROSS, JR.*
700 West 47th Street
Kansas City, Missouri  64112
     Partner, Polsinelli, White, Vardeman & Shalton, a law firm.  Date of birth:
April 9, 1953.

ELEANOR B. SCHWARTZ
5100 Rockhill Road
Kansas City, Missouri  64113
     Chancellor, University of Missouri-Kansas City. Date of birth: January 1, 1937.

FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217
     Retired.  Date of birth:  August 7, 1935.

PAUL S. WISE
P. O. Box 5248
8648 Silver Saddle Drive
Carefree, Arizona  85377
     Director of Potash Corporation of Saskatchewan, a fertilizer company. Date of birth: July 16, 1920.

Robert L. Hechler
     Vice President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Vice President, Chief Operations Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; President, Director and Treasurer of Waddell & Reed Services Company; President, Treasurer and Director of Waddell & Reed Distributors, Inc.; Executive Vice President, Chief Operations Officer and Director of Waddell & Reed Financial, Inc. Formerly, Director and Treasurer of Waddell & Reed Asset Management Company. Date of birth: November 12, 1936.

Henry J. Herrmann
     Vice President of the Fund and each of the other funds in the Fund Complex; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; President, Chief Investment Officer, Treasurer and Director of Waddell & Reed Financial, Inc. Formerly, President, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Asset Management Company. Date of birth: December 8, 1942.

Theodore W. Howard
     Vice President, Treasurer and Principal Accounting Officer of the Fund and each of the other funds in the Fund Complex; Vice President of Waddell & Reed Services Company. Date of birth: July 18, 1942.

Sharon K. Pappas
     Vice President, Secretary and General Counsel of the Fund and each of the other funds in the Fund Complex; Vice President, Secretary, General Counsel and Director of Waddell & Reed Financial Services, Inc.; Senior Vice President, Secretary and General Counsel of WRIMCO and Waddell & Reed, Inc.; Senior Vice President, Secretary, General Counsel and Director of Waddell & Reed Services Company; Vice President, Secretary and General Counsel of Waddell & Reed Distributors, Inc.; Secretary and Director of Waddell & Reed Financial, Inc.; formerly, Assistant General Counsel of WRIMCO, Waddell & Reed Financial Services, Inc., Waddell & Reed, Inc., Waddell & Reed Asset Management Company and Waddell & Reed Services Company. Formerly, Director, Secretary and General Counsel of Waddell & Reed Asset Management Company. Date of birth: February 9, 1959.

Michael L. Avery
     Vice President of the Fund and three other funds in the complex; Senior Vice President of WRIMCO and Vice President of Waddell & Reed Asset Management Company; formerly, Vice President of Waddell & Reed, Inc. Date of birth:
September 15, 1953.

John M. Holliday
     Vice President of the Fund and nine other funds in the Fund Complex; Senior Vice President of WRIMCO and of Waddell & Reed Asset Management Company; formerly, Senior Vice President of Waddell & Reed, Inc. Date of birth: June 11, 1935.

Carl E. Sturgeon
     Vice President of the Fund and eleven other funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed, Inc. Date of birth: July 24, 1934.

     The address of each person is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.

     As of the date of this SAI, six of the Fund's Directors may be deemed to be "interested persons" as defined in the 1940 Act of its underwriter, Waddell & Reed, Inc., or of WRIMCO. The Directors who may be deemed to be "interested persons" are indicated as such by an asterisk.

     The Board of Directors has created an honorary position of Director Emeritus, which position a director may elect after resignation from the Board provided the director has attained the age of 75 and has served as a director of the funds in the United Group for a total of at least five years. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but has no authority or responsibility with respect to management of the Fund. Messrs. Doyle Patterson, Henry L. Bellmon and Jay B. Dillingham retired as Directors of the Fund and of each of the funds in the Fund Complex effective January 1, 1997, February 11, 1998 and January 14, 1997, respectively, and each has elected a position as Director Emeritus.

     The funds in the United Group, TMK/United Funds, Inc. and Waddell & Reed Funds, Inc. pay to each Director a total of $48,000 per year, plus $2,500 for each meeting of the Board of Directors attended plus reimbursement of expenses of attending such meeting (prior to January 1, 1998, the funds in the United Group, TMK/United Funds, Inc. and Waddell & Reed Funds, Inc. paid to each Director a fee of $44,000 per year plus $1,000 for each meeting of the Board of Directors attended) and $500 for each committee meeting attended which is not in conjunction with a Board of Directors meeting, other than Directors who are affiliates of Waddell & Reed, Inc. The fees to the Directors who receive them are divided among the funds in the United Group, TMK/United Funds, Inc. and Waddell & Reed Funds, Inc. based on their relative size. The officers are paid by WRIMCO or its affiliates.

     During the Fund's fiscal year ended December 31, 1997, the Fund's Directors received the following fees for service as a director:

                               Compensation Table

                                Total
                              Aggregate          Compensation
                             Compensation         From Fund
                                 From              and Fund
Director                         Fund              Complex*
--------                     ------------        ------------
Ronald K. Richey                 $  0             $     0
Keith A Tucker                      0                   0
James M. Concannon                 31              25,000
John A. Dillingham                 31              25,000
Linda Graves                       75              50,000
John F. Hayes                      75              50,000
Glendon E. Johnson                 75              50,000
William T. Morgan                  75              50,000
William L. Rogers                  74              49,000
Frank J. Ross, Jr.                 75              50,000
Eleanor B. Schwartz                75              50,000
Frederick Vogel III                75              50,000
Paul S. Wise                       75              50,000

*No pension or retirement benefits have been accrued as a part of Fund expenses.

     Messrs. Concannon and Dillingham were elected as Directors on July 28, 1997. The officers are paid by WRIMCO or its affiliates.

Shareholdings

     As of February 28, 1998, all of the Fund's Directors and officers as a group owned less than 1% of the outstanding shares of the Fund. The following table sets forth information with respect to the Fund, as ofFebruary 28, 1998, regarding the ownership of the Fund's shares.

                                       Shares owned
Name and Address                       Beneficially
of Beneficial Owner        Class       or of Record          Percent
-------------------        -----       ------------          -------

Waddell & Reed             Class Y       49,151                88.49%
  Financial, Inc.
Savings & Investment Plan
6300 Lamar Avenue
Overland Park KS 66201

Torchmark Corporation      Class Y        5,331                 9.60
Savings & Investment Plan
2001 Third Avenue South
Birmingham AL 35233

                            PAYMENTS TO SHAREHOLDERS

General

     There are three sources for the payments the Fund makes to you as a shareholder of a class of shares of the Fund, other than payments when you redeem your shares. The first source is net investment income, which is derived from the dividends, interest and earned discount on the securities the Fund holds, less expenses (which will vary by class). The second source is net realized capital gains, which are derived from the proceeds received from the sale of securities at a price higher than the Fund's tax basis (usually cost) in such securities, less losses from sales of securities at a price lower than the Fund's basis therein; these gains can be either long-term or short-term, depending on how long the Fund has owned the securities before it sells them. The third source is net realized gains from foreign currency transactions. The payments made to shareholders from net investment income, net short-term capital gains and net realized gains from certain foreign currency transactions are called dividends. Payments, if any, from net long-term capital gains and the remaining foreign currency gains are called distributions.

     The Fund pays distributions from net capital gains (the excess of net long-term capital gains over net short-term capital losses). It may or may not have such gains, depending on whether securities are sold and at what price. If the Fund has net realized capital gains, it will pay distributions once each year, in the latter part of the fourth calendar quarter except to the extent it has net capital losses from a prior year or years to offset the gains.

Choices You Have on Your Dividends and Distributions

     On your application form, you can give instructions that (i) you want cash for your dividends and distributions, (ii) you want your dividends and distributions paid in shares of the Fund of the same class as that with respect to which they were paid or (iii) you want cash for your dividends and want your distributions paid in shares of the Fund of the same class as that with respect to which they were paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in shares of the Fund of the same class as that with respect to which they were paid. All payments in shares are at net asset value without any sales charge. The net asset value used for this purpose is that computed as of the record date for the dividend or distribution, although this could be changed by the Board of Directors.

     Even if you get dividends and distributions on Class A shares in cash, you can thereafter reinvest them (or distributions only) in Class A shares of the Fund at net asset value (i.e., with no sales charge) next determined after receipt by Waddell & Reed, Inc. of the amount clearly identified as a reinvestment. The reinvestment must be within 45 days after the payment.

                                     TAXES

General

     In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gains and net gains from certain foreign currency transactions) and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities ("50% Diversification Requirement"); and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government Securities or the securities of other RICs) of any one issuer.

     Investments in precious metals would have adverse tax consequences for the Fund and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from the disposition of precious metals and from other income that does qualify under the Income Requirement or (2) held precious metals in such quantities that the Fund failed to satisfy the 50% Diversification Requirement for any quarter. The Fund intends to manage its portfolio so as to avoid failing to satisfy those requirements for these reasons.

     Dividends and distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Accordingly, those dividends and distributions will be taxed to the shareholders for the year in which that December 31 falls.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or distribution, the investor will receive some portion of the purchase price back as a taxable dividend or distribution.

     The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. It is the Fund's policy to pay sufficient dividends and distributions each year to avoid imposition of the Excise Tax. The Code permits the Fund to defer into the next calendar year net capital losses incurred between November 1 and the end of the current calendar year.

Income from Foreign Securities

     Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

     If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gains -- which probably would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gains were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election. Regulations proposed in 1992 would provide a similar election with respect to the stock of certain PFICs.

Foreign Currency Gains and Losses

     Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.

Income from Options, Futures and Forward Currency Contracts and Foreign
Currencies

     The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

     Any income the Fund earns from writing options is treated as short-term capital gain. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund lapses without being exercised, the premium it receives also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale.

     Certain options and futures in which the Fund may invest may be "section 1256 contracts." Section 1256 contracts held by the Fund at the end of its taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which the Fund has made an election not to have the following rules apply, are "marked-to-market" (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. As of the date of this SAI, it is not entirely clear whether that 60% portion will qualify for the reduced maximum tax rates on net capital gain enacted by the Taxpayer Relief Act of 1997
- 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months - instead of the 28% rate in effect before that legislation, which now applies to gain recognized on capital assets held for more than one year but not more than 18 months, although technical corrections legislation passed by the House of Representatives would treat it as qualifying therefor. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax and for other purposes. The Fund may need to distribute any such gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax even though it may not have closed the transactions and received cash to pay the distributions.

     Code section 1092 (dealing with straddles) may also affect the taxation of options and futures contracts in which the Fund may invest. That section defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property.
Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, that apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Fund are not entirely clear.

Zero Coupon and Payment-in-Kind Securities

     The Fund may acquire zero coupon or other securities issued with original issue discount. As a holder of those securities, the Fund must include in its income any original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued original issue discount and other non-cash income, in order to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. Transactions in securities other than those for which an exchange is the primary market are generally done with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individual who manages the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most accounts which the manager has responsibility. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account.

     To effect the portfolio transactions of the Fund, WRIMCO is authorized to engage broker-dealers ("brokers") which, in its best judgment based on all relevant factors, will implement the policy of the Fund to achieve "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others ("brokerage services") considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO have investment discretion.

     Brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (i) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (ii) furnishing analyses and reports; or (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). "Investment discretion" is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

     The commissions paid to brokers that provide such brokerage services may be higher than another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the brokerage services provided. Subject to the foregoing considerations WRIMCO may also consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO.

     The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO and its affiliates and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by WRIMCO.

     Such investment research (which may be supplied by a third party at the instance of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase.

     The Fund may also use its brokerage to pay for pricing or quotations services to value securities. During the Fund's fiscal years ended December 31, 1997, 1996 and 1995, the Fund paid brokerage commissions of $94,452, $181,981 and $195,904, respectively. These figures do not include principal transactions or spreads or concessions on principal transactions, i.e., those in which the Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

     During the Fund's fiscal year ended December 31, 1997, the transactions, other than principal transactions, which were directed to broker-dealers who provided research as well as execution totaled $8,487,651 on which $30,520 in brokerage commissions were paid. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

     As of December 31, 1997, the Fund owned J.P. Morgan Securities, Inc. securities in the aggregate amount of $2,185,000. J.P. Morgan Securities, Inc. is a regular broker of the Fund.

     The Fund, WRIMCO and Waddell & Reed, Inc. have adopted a Code of Ethics which imposes restrictions on the personal investment activities of their employees, officers and interested directors.

Buying and Selling With Other Funds

     The Fund and one or more of the other funds in the United Group, TMK/United Funds, Inc. and Waddell & Reed Funds, Inc. or accounts over which Waddell & Reed Asset Management Company exercises investment discretion frequently buy or sell the same securities at the same time. If this happens, the amount of each purchase or sale is divided. This is done on the basis of the amount of securities each fund or account wanted to buy or sell. Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys or sells. However, sometimes a better negotiated commission is available.

                               OTHER INFORMATION

The Shares of the Fund

     The Fund offers two classes of shares: Class A and Class Y. Each class represents an interest in the same assets of the Fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing service fee; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of the Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the two classes, dividends and liquidation proceeds of Class A shares are expected to be lower than for Class Y shares of the Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

THE INVESTMENTS OF
UNITED GOLD & GOVERNMENT FUND, INC.
DECEMBER 31, 1997

                                              Shares        Value

COMMON STOCKS AND WARRANTS
Gold - 10.13%
 Canada
 Euro-Nevada Mining Corporation
   Limited (A) ...........................    37,400  $   506,395
 Franco-Nevada Mining Corporation
   Limited (A) ...........................    28,200      554,489
 Goldcorp Inc., Class A (A)*  ............    30,000      118,606
 Pangea Goldfields Inc. (A)*  ............    56,000       66,615
 Repadre Capital Corporation (A)*  .......    90,000      362,116
 Vengold Inc. (A)*  ......................   195,000      177,384
   Total .................................              1,785,605

Miscellaneous
 Agricultural Production -- Crops - 1.30%
 Dole Food Company, Inc.  ................     5,000      228,750

 Oil and Gas Extraction - 1.55%
 Tom Brown, Inc.*  .......................    14,100      273,188

 Petroleum and Coal Products - 2.46%
 Mobil Corporation  ......................     3,000      216,561
 Royal Dutch Petroleum Company  ..........     4,000      216,748
   Total .................................                433,309

 Stone, Clay and Glass Products - 1.86%
 Geomaque Explorations Ltd.(A)*  .........   184,400      327,742
 Geomaque Explorations Ltd.,
   Warrants (A)* .........................    25,000          875
   Total .................................                328,617

 Wholesale Trade -- Nondurable Goods - 1.31%
 Fresh Del Monte Produce N.V.*  ..........    15,800      231,075

Total Miscellaneous - 8.48%                             1,494,939

TOTAL COMMON STOCKS AND WARRANTS - 18.61%             $ 3,280,544
 (Cost: $3,124,001)


                See Notes to Schedule of Investments on page 68.

THE INVESTMENTS OF
UNITED GOLD & GOVERNMENT FUND, INC.
DECEMBER 31, 1997
                                              Shares        Value
PREFERRED STOCKS
Gold
 United States
 Battle Mountain Gold Company, $3.25,
   Convertible* ..........................    10,000  $   450,000
 Hecla Mining Company, Series B, 7%,
   Convertible ...........................    10,000      467,500

TOTAL PREFERRED STOCKS - 5.21%                        $   917,500
 (Cost: $968,887)
                                           Principal
                                           Amount in
                                           Thousands
UNITED STATES GOVERNMENT SECURITIES
 United States Treasury:
   7.25%, 8-15-2004 ......................    $2,000    2,161,560
   7.875%, 11-15-2004 ....................     2,500    2,794,925
   7.25%, 5-15-2016 ......................     3,750    4,271,475
   6.0%, 2-15-2026 .......................     2,000    1,997,500

TOTAL UNITED STATES GOVERNMENT SECURITIES - 63.69%    $11,225,460
 (Cost: $10,509,801)

SHORT-TERM SECURITIES - 12.40%
Repurchase Agreements
 J.P. Morgan Securities, 5.9%
   Repurchase Agreement dated
   12-31-97, to be repurchased
   at $2,185,716 on 1-2-98** .............     2,185  $ 2,185,000
 (Cost: $2,185,000)

TOTAL INVESTMENTS - 99.91%                            $17,608,504
 (Cost: $16,787,689)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.09%          16,270

NET ASSETS - 100.00%                                  $17,624,774


Notes To Schedule Of Investments

  *No dividends were paid during the preceding 12 months.
 **Collateralized by $1,619,000 U.S. Treasury Notes, 8.875% due       2-15-2019,
  market value and accrued interest aggregate      $2,223,820.
(A)Listed on an exchange outside the United States.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED GOLD & GOVERNMENT FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

Assets
 Investment securities -- at value (Notes 1 and 3) .  $17,608,504
 Receivables:
   Interest and dividends ..........................      170,063
   Fund shares sold ................................       11,886
 Prepaid insurance premium  ........................       10,229
                                                      -----------
    Total assets  ..................................   17,800,682
                                                      -----------
Liabilities
 Payable to Fund shareholders  .....................      132,641
 Due to custodian  .................................       13,038
 Accrued transfer agency and
   dividend disbursing (Note 2) ....................       12,161
 Accrued service fee (Note 2)  .....................        7,465
 Accrued accounting services fee (Note 2)  .........          833
 Accrued management fee (Note 2)  ..................          337
 Other  ............................................        9,433
                                                      -----------
    Total liabilities  .............................      175,908
                                                      -----------
      Total net assets .............................  $17,624,774
                                                      ===========
Net Assets
 $1.00 par value capital stock
   Capital stock ...................................  $ 2,566,750
   Additional paid-in capital ......................   31,394,104
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment income .          235
   Accumulated net realized loss on investment
    transactions  ..................................  (17,157,130)
   Net unrealized appreciation in value of
    investments  ...................................      820,815
                                                      -----------
    Net assets applicable to outstanding units
      of capital....................................  $17,624,774
                                                      ===========
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................        $6.87
 Class Y  ..........................................        $6.87
Capital shares outstanding
 Class A  ..........................................    2,510,897
 Class Y  ..........................................       55,853
Capital shares authorized ..........................  100,000,000


                       See notes to financial statements.

UNITED GOLD & GOVERNMENT FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended DECEMBER 31, 1997

Investment Income
 Income (Note 1B):
   Interest and amortization .......................   $  770,618
   Dividends .......................................      134,905
                                                       ----------
    Total income  ..................................      905,523
                                                       ----------
 Expenses (Note 2):
   Investment management fee .......................      170,534
   Transfer agency and dividend disbursing - Class A      158,587
   Service fee - Class A ...........................       39,751
   Registration fees ...............................       33,599
   Prospectus printing .............................       29,549
   Accounting services fee .........................       15,000
   Custodian fees ..................................       14,534
   Legal fees ......................................       13,475
   Audit fees ......................................       12,922
   Shareholder servicing - Class Y .................        1,570
   Other ...........................................       22,107
                                                       ----------
    Total expenses  ................................      511,628
                                                       ----------
      Net investment income ........................      393,895
                                                       ----------

Realized and Unrealized Gain (Loss)
 on Investments (Notes 1 and 3)
 Realized net loss on bullion  .....................     (195,937)
 Realized net loss on securities  ..................   (5,019,069)
 Realized net loss on foreign
   currency transactions ...........................       (7,023)
                                                       ----------
   Realized net loss on investments ................   (5,222,029)
                                                       ----------
 Decrease in unrealized depreciation in value of
   bullion during the period .......................       91,697
 Unrealized depreciation in value of securities
   during the period ...............................   (1,532,734)
                                                       ----------
   Unrealized depreciation in value of investments
    during the period  .............................   (1,441,037)
                                                       ----------
    Net loss on investments  .......................   (6,663,066)
                                                       ----------
      Net decrease in net assets resulting from
       operations  .................................  $(6,269,171)
                                                       ==========


                       See notes to financial statements.

UNITED GOLD & GOVERNMENT FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                              For the fiscal year
                                               ended December 31,
                                          -----------------------
                                              1997        1996
                                         -----------  -----------
Decrease in Net Assets
 Operations:
   Net investment income ............... $   393,895  $   222,817
   Realized net gain (loss) on investments(5,222,029)   1,319,497
   Unrealized depreciation .............  (1,441,037)    (114,099)
                                         -----------  -----------
    Net increase (decrease) in net
      assets resulting from
      operations .......................  (6,269,171)   1,428,215
                                         -----------  -----------
 Dividends to shareholders from
   net investment income (Note 1E):*
   Class A .............................    (380,124)    (207,679)
   Class Y .............................     (11,066)      (3,935)
                                         -----------  -----------
                                            (391,190)    (211,614)
                                         -----------  -----------
 Capital share transactions:
   Proceeds from sale of shares:
    Class A (371,968 and 1,323,429
      shares, respectively).............   3,024,428   12,402,383
    Class Y (1,959 and 58,791
      shares, respectively) ............      16,119      548,325
   Proceeds from reinvestment of
    dividends:
    Class A (52,977 and 22,407
      shares, respectively) ............     372,213      204,404
    Class Y (1,544 and 433
      shares, respectively) ............      11,066        3,935
   Payments for shares redeemed:
    Class A (1,312,755 and 1,689,423
      shares, respectively) ............ (10,431,419) (15,760,355)
    Class Y (4,561 and 2,313
      shares, respectively) ............     (34,115)    (21,078)
                                         -----------  -----------
    Net decrease in net assets
      resulting from capital
      share transactions ...............  (7,041,708)  (2,622,386)
                                         -----------  -----------
      Total decrease ................... (13,702,069)  (1,405,785)
Net Assets
 Beginning of period  ..................  31,326,843   32,732,628
                                         -----------  -----------
 End of period, including undistributed
   net investment income of $235
   and $4,553, respectively ............ $17,624,774  $31,326,843
                                         ===========  ===========
                 *See "Financial Highlights" on pages 72 - 73.
                       See notes to financial statements.

UNITED GOLD & GOVERNMENT FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                           For the fiscal year ended December 31,
                         ---------------------------------------
                               1997   1996    1995   1994    1993
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........          $9.07  $8.75   $8.19  $9.97   $5.70
                              -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income...........           0.15   0.06    0.24   0.05    0.04
 Net realized and
   unrealized gain
   (loss) on
   investments .....          (2.20)  0.32    0.56  (1.78)   4.27
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......          (2.05)  0.38    0.80  (1.73)   4.31
                              -----  -----   -----  -----   -----
Less dividends from
 net investment
 income  ...........          (0.15) (0.06)  (0.24) (0.05)  (0.04)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period .....          $6.87  $9.07   $8.75  $8.19   $9.97
                              =====  =====   =====  =====   =====
Total return* ......         -22.68%  4.33%   9.80%-17.36%  75.82%
Net assets, end
 of period (000
 omitted)  .........        $17,241$30,811 $32,733$37,422 $46,908
Ratio of expenses
 to average net
 assets  ...........           2.11%  1.84%   1.66%  1.59%   1.69%
Ratio of net invest-
 ment income to average
 net assets  .......           1.60%  0.66%   2.55%  0.57%   0.48%
Portfolio turnover
 rate**  ...........          94.00%101.34% 164.21% 64.89%  84.00%
Average commission
 rate paid  ........          $0.0250$0.0294

    *Total return calculated without taking into account the sales load deducted on an initial purchase.
   **This rate is, in general, calculated by dividing the average value of the Fund's portfolio securities during the period into the lesser of its purchases or sales of securities in the period, excluding short-term securities and bullion.

                       See notes to financial statements.

UNITED GOLD & GOVERNMENT FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                    For the        For the
                     fiscal         period
                       year        from 2/27/96*
                      ended        through
                   12/31/97        12/31/96
                   --------        --------
Net asset value,
 beginning of period  $9.07          $9.35
                      -----          -----
Income from investment
 operations:
 Net investment
   income ..........   0.19           0.09
 Net realized and
   unrealized loss
   on investments...  (2.19)         (0.26)
                      -----          -----
Total from investment
 operations ........  (2.00)         (0.17)
                      -----          -----
Less dividends from
 net investment
 income ............  (0.20)         (0.11)
                      -----          -----
Net asset value,
 end of period .....  $6.87          $9.07
                      =====          =====
Total return ....... -22.18%         -1.88%
Net assets, end of
 period (000
 omitted)  .........   $384           $516
Ratio of expenses
 to average net
 assets ............   1.44%          1.18%**
Ratio of net
 investment income
 to average net
 assets ............   2.31%          1.30%**
Portfolio
 turnover rate***  .  94.00%        101.34%**
Average commission
 rate paid  ........  $0.0250        $0.0294

   *Commencement of operations.
  **Annualized.
 ***This rate is, in general, calculated by dividing the average value of the Fund's portfolio securities during the period into the lesser of its purchases or sales of securities in the period, excluding short-term securities and bullion.
                       See notes to financial statements.

UNITED GOLD & GOVERNMENT FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997

NOTE 1 -- Significant Accounting Policies

     United Gold & Government Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek a high total return through investments in precious metals, minerals-related securities or U.S. Government Securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked or closing prices quoted by major dealers in such stocks. Gold and silver bullion are valued at the last spot settlement price for current delivery as calculated by the Commodity Exchange, Inc. as of the close of that Exchange. Platinum bullion is valued at the last spot settlement price for current delivery as calculated by the New York Mercantile Exchange as of the close of that Exchange. Securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities and bullion, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards. At December 31, 1997, the Fund reclassified $563,388 between additional paid-in-capital and accumulated net realized loss on investment transactions. In addition, $7,023 was reclassified between accumulated undistributed net investment income and accumulated undistributed net realized gain on investment transactions. Net investment income, net realized gains, and net assets were not affected by this change.

F. Repurchase agreements -- Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the Fund's custodian bank.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .30% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $17.8 billion of combined net assets at December 31, 1997) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level            Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10             $      0
           From $   10 to $   25             $ 10,000
           From $   25 to $   50             $ 20,000
           From $   50 to $  100             $ 30,000
           From $  100 to $  200             $ 40,000
           From $  200 to $  350             $ 50,000
           From $  350 to $  550             $ 60,000
           From $  550 to $  750             $ 70,000
           From $  750 to $1,000             $ 85,000
                $1,000 and Over              $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $41,464, out of which W&R paid sales commissions of $23,342 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $1,036, which are included in other expenses.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Securities Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $15,426,998 while proceeds from maturities and sales aggregated $16,587,211. Purchases of bullion aggregated $1,760,699 while proceeds from the sale of bullion aggregated $3,112,916. Purchases of short-term securities and U.S. Government securities aggregated $748,413,000 and $3,988,281, respectively. Proceeds from maturities and sales of short-term securities and U.S. Government securities aggregated $753,683,000 and $3,256,797, respectively.

     For Federal income tax purposes, cost of investments owned at December 31, 1997 was $16,787,689, resulting in net unrealized appreciation of $820,815, of which $1,621,648 related to appreciated investments and $800,833 related to depreciated investments.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital losses of $3,445,005 during the year ended December 31, 1997, which included the effect of certain losses deferred into the next fiscal year, as well as the effect of losses recognized from the prior year (see discussion below). The realized losses are available to offset future realized capital gain net income through December 31, 2005. In addition, prior year capital loss carryforwards aggregated $11,331,322 at December 31, 1997, and are available to offset future capital gain net income as follows: $4,507,530 through December 31, 1998; $1,865,351 through December 31, 1999, and $4,958,441 through December 31, 2000.

     Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 1997 through December 31, 1997, the Fund incurred net capital losses of $2,380,802, which have been deferred to the fiscal year ending `December 31, 1998. In addition, during the year ended December 31, 1997, the Fund recognized post-October losses of $610,801 that had been deferred from the year ended December 31, 1996.

NOTE 5 -- Multiclass Operations

     On February 19, 1996, the Fund was authorized to offer investors a choice of two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and the Statement of Additional Information for the Fund. The Fund commenced multiclass operations on February 27, 1996.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Gold & Government Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Gold & Government Fund, Inc. (the "Fund") as of December 31, 1997, and the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of United Gold & Government Fund, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
February 6, 1998